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                                                 Rule 497(c)
                                                 File Nos. 33-44749 and 811-4596

                                   PROSPECTUS
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                                JANUARY 2, 1997

                      LANDMARK CALIFORNIA TAX FREE RESERVES
                  (A member of the Landmark(SM) Family of Funds)
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    This Prospectus describes Landmark California Tax Free Reserves, a mutual fund in the Landmark Family of Funds. The Fund is a type of mutual fund commonly referred to as a "double tax-exempt money market fund." Citibank, N.A. is the investment adviser of the Fund.
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REMEMBER THAT SHARES OF THE FUND:

[] ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY

[] ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK
   OR ANY OF ITS AFFILIATES

[] ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL
   AMOUNT INVESTED
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    INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S.
GOVERNMENT. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; HOWEVER, THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.
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    This Prospectus concisely sets forth information about the Fund that a prospective investor should know before investing. A Statement of Additional Information dated January 2, 1997 (and incorporated by reference in this Prospectus) has been filed with the Securities and Exchange Commission. Copies of the Statement of Additional Information may be obtained without charge, and further inquiries about the Fund may be made, by contacting the investor's shareholder servicing agent (see inside back cover for address and phone number).

    THE FUND INVESTS PRIMARILY IN CALIFORNIA MUNICIPAL OBLIGATIONS; AS A RESULT, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN A MORE DIVERSIFIED MONEY MARKET FUND.
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 TABLE OF CONTENTS
 Prospectus Summary ....................................................... 2
 Expense Summary .......................................................... 3
 Condensed Financial Information .......................................... 4
 Investment Information ................................................... 5
 Risk Considerations ...................................................... 6
 Valuation of Shares ...................................................... 7
 Purchases ................................................................ 8
 Exchanges ................................................................ 8
 Redemptions .............................................................. 9
 Net Income and Distributions ............................................. 9
 Management ...............................................................10
 Tax Matters ..............................................................12
 Performance Information ..................................................13
 General Information ......................................................13
 Appendix A -- Permitted Investments and Investment Practices .............14
 Appendix B -- Ratings of Municipal Obligations ...........................16
 Appendix C -- Taxable Equivalent Yield Tables ............................19

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.
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                              PROSPECTUS SUMMARY
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    See the body of the Prospectus for more information on the topics discussed in this summary.

THE FUND: This Prospectus describes Landmark California Tax Free Reserves, a double tax-exempt money market mutual fund.

INVESTMENT OBJECTIVES AND POLICIES: To provide its shareholders with high levels of current income exempt from both federal and California personal income taxes, preservation of capital and liquidity. The Fund invests primarily in short-term, high quality obligations issued by state and municipal governments and by other qualifying issuers, the interest on which is exempt from federal income taxes ("Municipal Obligations"), including obligations of the State of California and its political subdivisions. There can be no assurance that the Fund will achieve its objectives.

INVESTMENT ADVISER AND DISTRIBUTOR: Citibank, N.A. ("Citibank" or the "Adviser"), a wholly-owned subsidiary of Citicorp, is the investment adviser. Citibank and its affiliates manage more than $83 billion in assets worldwide. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS" or the "Distributor") is the distributor of shares of the Fund. See "Management."

PURCHASES AND REDEMPTIONS: Customers of Shareholder Servicing Agents may purchase and redeem shares of the Fund on any Business Day. See "Purchases" and "Redemptions."

PRICING: Shares of the Fund are purchased and redeemed at net asset value (normally $1.00 per share) without a sales load or redemption fees. While there are no sales loads, shares of the Fund are subject to a distribution fee. See "Purchases," "Redemptions" and "Management -- Distribution Arrangements."

EXCHANGES: Shares may be exchanged for shares of most other Landmark Funds. See "Exchanges."

DIVIDENDS: Declared daily and distributed monthly. Shares begin accruing dividends on the day they are purchased. See "Net Income and Distributions."

REINVESTMENT: Dividends may be received either in cash or in Fund shares at net asset value, subject to the policies of a shareholder's Shareholder Servicing Agent. See "Net Income and Distributions."

WHO SHOULD INVEST: The Fund is designed for investors seeking liquidity, preservation of capital and current income exempt from federal income taxes, and for whom long-term capital growth is not a consideration. The Fund is also designed for investors seeking income exempt from California personal income taxes and who are willing to bear the increased risk of an investment portfolio which is concentrated in obligations of the State of California and its political subdivisions. See "Investment Information."

RISK FACTORS: There can be no assurance that the Fund will achieve its investment objectives. In addition, while the Fund intends to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Fund will be able to do so. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments with a lower quality or a longer term.

    The Fund is a non-diversified mutual fund, which means that it is not subject to any statutory restrictions under the Investment Company Act of 1940 limiting the investment of its assets in one or relatively few issuers. The Fund may therefore invest a relatively high percentage of its assets in the obligations of a limited number of issuers. Also, the Fund may invest 25% or more of its assets in securities of issuers in similar or related industries or issuers located in the same state. Under normal circumstances, the Fund invests primarily in obligations of the State of California and its political subdivisions. As a result, the Fund is more acceptible to any single economic, political or regulatory occurrence.

    Certain investment practices also may entail special risks. Prospective investors should read "Risk Considerations" for more information about risk factors.
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                                EXPENSE SUMMARY
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The following table summarizes estimated shareholder transaction and annual operating expenses for shares of the Fund.* For more information on costs and expenses, see "Management" and "General Information -- Expenses."

                                                                  ----------
SHAREHOLDER TRANSACTION EXPENSES ................................    None
ANNUAL FUND OPERATING EXPENSES, AFTER FEE WAIVERS AND
  REIMBURSEMENTS (AS A PERCENTAGE OF AVERAGE NET ASSETS):
Investment Management Fee(1).....................................     .09%
12b-1 Fees(1)(2) ................................................     .05%
Other Expenses
  Administrative Services Fees(1) ...............................     .05%
  Shareholder Servicing Agent Fees ..............................     .25%
  Other Operating Expenses ......................................     .21%
                                                                      ----
Total Fund Operating Expenses(1) ................................     .65%
                                                                      ====

  * This table is intended to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. The table shows the fees paid by the Fund to various service providers after giving effect to expected voluntary partial fee waivers. There can be no assurance that the fee waivers and reimbursements reflected in the table will continue at their present levels.

(1) Absent fee waivers and reimbursements, investment management fees, 12b-1 fees, administrative services fees and total fund operating expenses would be .20%, .20%, .25% and 1.11%, respectively.

(2) Fees under the 12b-1 distribution plan are asset-based sales charges. Long-term shareholders in the Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

EXAMPLE: A shareholder of the Fund would pay the following expenses on a $1,000 investment, assuming redemption at the end of each period indicated below:

        ONE YEAR        THREE YEARS      FIVE YEARS      TEN YEARS
        ----------------------------------------------------------
           $7               $21             $36             $81

The Example assumes a 5% annual return and that all dividends are reinvested, and expenses are based on the Fund's fiscal year ended August 31, 1996, after waivers and reimbursements. If waivers and reimbursements were not in place, the amounts in the Example would be $11, $35, $62 and $137, respectively. The assumption of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of the Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
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                        CONDENSED FINANCIAL INFORMATION
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The following table provides condensed financial information about the Fund for the periods indicated. This information should be read in conjunction with the financial statements appearing in the Fund's Annual Report to Shareholders, which are incorporated by reference in the Statement of Additional Information. The financial statements and notes, as well as the table below, covering periods through August 31, 1996 have been audited by Deloitte & Touche LLP, independent certified public accountants, whose report is included in the Fund's Annual Report. Copies of the Annual Report may be obtained without charge from an investor's Shareholder Servicing Agent (see inside of back cover for address and phone number).

                               ------------------------------------------------
                                             FINANCIAL HIGHLIGHTS
                                             YEAR ENDED AUGUST 31,
                                  1996     1995      1994      1993      1992+
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Net Asset Value, beginning
  of period ................   $1.00000  $1.00000  $1.00000  $1.00000  $1.00000
Net investment income ......    0.03089   0.03434   0.02288   0.02467   0.01304
Less dividends from net
  investment income ........   (0.03089) (0.03434) (0.02288) (0.02467) (0.01304)
                               --------  --------  --------  --------  --------
Net Asset Value, end
  of period ................   $1.00000  $1.00000  $1.00000  $1.00000  $1.00000
                               ========  ========  ========  ========  ========

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
  (000's omitted) ..........   $150,557   $51,832   $52,863   $37,808   $16,295
Ratio of expenses to
  average net assets .......      0.42%     0.30%     0.25%     0.00%     0.00%*
Ratio of net investment
  income to average net
  assets ...................      3.05%     3.43%     2.30%     2.42%     2.71%*
Total return ...............      3.13%     3.49%     2.31%     2.50%     2.75%*

Note: If agents of the Fund had not voluntarily waived all or a portion of their fees from the Fund and the Administrator had not voluntarily assumed expenses for the periods indicated, the ratios and net investment income per share would have been as follows:

Net investment income per
  share ....................   $0.02481  $0.02513  $0.01423  $0.01121  $0.00279
RATIOS:
Expenses to average net
  assets ...................      1.01%     1.21%     1.12%     1.32%     2.13%*
Net investment income to
  average net assets .......      2.45%     2.51%     1.43%     1.10%     0.58%*

*Annualized.

+ For the period from the start of business, March 10, 1992, to August 31, 1992.

                            INVESTMENT INFORMATION
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INVESTMENT OBJECTIVES: The investment objectives of the Fund are to provide its shareholders with high levels of current income exempt from both federal and California personal income taxes, preservation of capital and liquidity.

    The investment objectives of the Fund may not be changed without approval by the Fund's shareholders. Of course, there can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT POLICIES: The Fund seeks its objectives by investing primarily in short-term, high quality fixed rate and variable rate obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions and by other qualifying issuers, the interest on which is exempt from federal income taxes (these securities are referred to as "Municipal Obligations"). As a fundamental policy, the Fund invests at least 80% of its assets, under normal circumstances, in the following types of Municipal Obligations and in participation interests in these obligations issued by banks, insurance companies or other financial institutions ("Participation Interests"):

(1) Municipal bonds that at the date of purchase are rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Rating Group ("S&P") or Fitch Investors Service, Inc. ("Fitch"), or are unrated but are of comparable quality as determined by the Adviser on the basis of a credit evaluation of the obligor, or of the bank issuing the Participation Interest or guarantee of the bonds, or of any insurance issued in support of the bonds or the Participation Interest;

(2) Municipal notes that at the date of purchase are rated MIG2/VMIG2 or better by Moody's, SP-2 or better by S&P or F-2 or better by Fitch, or are unrated but are of comparable quality as determined by the Adviser; and

(3) Municipal commercial paper that at the date of purchase is rated Prime-2 or better by Moody's, A-2 or better by S&P or F-2 or better by Fitch, or is unrated but is of comparable quality as determined by the Adviser.

    See Appendix A for an explanation of Municipal Obligations and Appendix B for an explanation of ratings of Municipal Obligations.

    Under normal circumstances, the Fund invests at least 65% of its assets in Municipal Obligations the interest on which is exempt from both federal and California personal income taxes (these securities are referred to as "California Municipal Obligations"). The Fund is a "double tax-exempt money market fund." California Municipal Obligations include Municipal Obligations of the State of California and its political subdivisions, Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers. To the extent that acceptable California Municipal Obligations are not available to the Fund, the Fund may purchase Municipal Obligations issued by issuers in other states. The interest on these securities will be subject to California personal income taxes. BECAUSE THE FUND INVESTS PRIMARILY IN CALIFORNIA MUNICIPAL OBLIGATIONS, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN A MORE DIVERSIFIED MONEY MARKET FUND.

    Although the Fund attempts to invest all of its assets in Municipal Obligations, the Fund may invest up to 20% of its assets in taxable securities (such as U.S. Government obligations or certificates of deposit of domestic banks). Any taxable securities in which the Fund invests are of comparable quality to the Municipal Obligations in which the Fund invests.

    In determining the tax status of interest on Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

CERTAIN ADDITIONAL INVESTMENT POLICIES:

    $1.00 NET ASSET VALUE. The Fund employs specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. There can be no assurance, however, that a constant net asset value will be maintained on a continuing basis. See "Net Income and Distributions."

    90-DAY AVERAGE MATURITY. All of the Fund's investments mature in 397 days or less from the date of purchase, have a variable rate of interest adjusted no less frequently than every 397 days, or are purchased pursuant to a repurchase agreement which provides for repurchase by the seller within 397 days from the date of purchase. The average maturity of the Fund's investments (on a dollar-weighted basis) is 90 days or less. All of the Fund's investments are "eligible securities" within the meaning of Rule 2a-7 under the 1940 Act, and are determined by the Adviser to present minimal credit risks. Investment in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investment in instruments with a lower quality or a longer term.

    PERMITTED INVESTMENTS. Uninvested cash reserves may be held temporarily for the Fund pending investment. The Fund may borrow from banks up to 15% of its total assets for temporary or emergency purposes. For more information regarding permitted investments and investment practices, see Appendix A. The Fund will not necessarily invest or engage in each of the investments and investment practices in Appendix A but reserves the right to do so.

    INVESTMENT IN ANOTHER INVESTMENT COMPANY. The Fund may, in the future, seek its investment objectives by investing all of its investable assets in an open-end management investment company having the same investment objectives and policies and substantially the same investment restrictions as those of the Fund. This investment would be made only if the Fund's Trustees believe that the aggregate per share expenses of the Fund and such other investment company would be less than or approximately equal to the expenses which the Fund would incur if the assets of the Fund were to continue to be invested directly in portfolio securities.

    INVESTMENT RESTRICTIONS. The Statement of Additional Information contains a list of specific investment restrictions which govern the Fund's investment policies. Except as otherwise indicated, the Fund's investment restrictions and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in the Fund's securities will not be a violation of policy.

    BROKERAGE TRANSACTIONS. The primary consideration in placing the Fund's security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.

                             RISK CONSIDERATIONS
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    The risks of investing in the Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described below.

    NON-DIVERSIFIED STATUS. The Fund is a non-diversified mutual fund. This means that it is not subject to any statutory restrictions under the 1940 Act limiting the investment of its assets in one or relatively few issuers (although certain diversification requirements are imposed by the Internal Revenue Code). Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the value of shares of a diversified mutual fund would be. The Fund also may invest 25% or more of its assets in securities the issuers of which are located in the same state or the interest on which is paid from revenues of similar type projects or that are otherwise related in such a way that a single economic, business or political development or change affecting one of the securities would also affect other securities. Investors should consider the greater risk inherent in these policies when compared with a more diversified mutual fund.

    "CONCENTRATION" IN PARTICIPATION INTERESTS. The Fund may invest more than 25% of its assets in Participation Interests in Municipal Obligations which are secured by bank letters of credit or guarantees. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit or guarantee. For additional information concerning variable rate instruments and Participation Interests, see Appendix A.

    INVESTMENT PRACTICES. Certain of the investment practices employed for the Fund may entail certain risks. See Appendix A.

    RISKS AFFECTING INVESTMENTS IN CALIFORNIA MUNICIPAL OBLIGATIONS. The Fund intends to invest a high proportion of its assets in California Municipal Obligations. Payment of interest and principal of these Municipal Obligations is dependent on the continuing ability of issuers in California and obligors of state, municipal and public authority debt obligations to meet their obligations. Investors in the Fund should consider the greater risks inherent in the Fund's concentration in these obligations when compared with the safety that comes with a less geographically concentrated investment portfolio. The Adviser believes that by maintaining the Fund's investment portfolio in liquid, short-term high quality California Municipal Obligations, including Participation Interests and other variable rate instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is somewhat insulated from the credit risks that may exist for long-term California Municipal Obligations.

    Investors should be aware of special economic factors affecting California before investing in the Fund. While these factors are summarized below, a more detailed description is set forth in the Statement of Additional Information and the Appendix thereto (see "Investment Objectives, Policies and Restrictions -- Risk Factors Affecting Investment in California Municipal Obligations" in the Statement of Additional Information). The information below and in the Statement of Additional Information is a summary of certain information contained in official statements of issuers of California Municipal Obligations and does not purport to be complete. The Fund is not responsible for the accuracy or timeliness of this information.

    The State of California and other issuers of California Municipal Obligations have experienced severe financial difficulties. In December, 1994, Orange County, California and its pooled investment funds filed for protection under the federal Bankruptcy Code. Orange County's financial difficulties could continue to adversely affect other issues and issuers of California Municipal Obligations. The financial difficulties of the State of California, Orange County and other issuers have resulted in the credit ratings of certain of their obligations being downgraded by certain rating agencies. There can be no assurance that credit ratings on obligations of the State of California and other California Municipal Obligations will not be downgraded further. Many of the California Fund's Municipal Obligations are likely to be obligations of California governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue.

    "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments.

    Investors also should compare the yield available on a portfolio of single state issues with the yield of a more diversified portfolio including other state issues before making an investment decision. For a comparison of yields on Municipal Obligations and taxable securities, see Appendix C.

                             VALUATION OF SHARES
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    Net asset value per share of the Fund is determined each day the New York
Stock Exchange is open for trading (a "Business Day"). This determination is made once each day as of 12:00 noon, Eastern time, by adding the market value of all of the Fund's securities and other assets, then subtracting the liabilities charged to the Fund, and then dividing the result by the number of the Fund's outstanding shares. The Fund attempts to stabilize the net asset value of its shares at $1.00 by valuing portfolio securities using the amortized cost method; however, there can be no assurance that the Fund's net asset value will always remain at $1.00 per share. The net asset value per share is effective for orders received and accepted by the Fund's distributor, LFBDS, prior to its calculation.

    The amortized cost method involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of a security is higher or lower than the price the Fund would receive if the security were sold.

                                  PURCHASES
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    Shares of the Fund are offered continuously and may be purchased on any
Business Day without a sales load at the shares' net asset value next determined after an order is transmitted to and accepted by the Distributor. Shares may be purchased either through a securities broker which has a sales agreement with the Distributor or through a bank or other financial institution which has an agency agreement with the Distributor. Shares of the Fund are being offered exclusively to customers of a Shareholder Servicing Agent (i.e., a financial institution, such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement concerning the Fund). The Fund and the Distributor reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

    While there is no sales load imposed on shares of the Fund, the Distributor receives fees from the Fund pursuant to a Distribution Plan. See "Management -- Distribution Arrangements."

    Each shareholder's account is established and maintained by his or her Shareholder Servicing Agent, which will be the shareholder of record of the Fund. Each Shareholder Servicing Agent may offer services to its customers such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs, and may establish its own terms, conditions and charges with respect to services it offers to its customers. Charges for these services may include fixed annual fees and account maintenance fees. The effect of any of these fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent.

    Shareholder Servicing Agents will not transmit purchase orders to the Distributor until they have received the purchase price in federal or other immediately available funds. If Fund shares are purchased by check, there will be a delay (usually not longer than two business days) in transmitting the purchase order until the check is converted into federal funds.

    From time to time the Distributor may make payments for distribution and/ or shareholder servicing activities out of its past profits and other sources available to it. The Distributor may also make payments for marketing, promotional or related expenses to dealers who engage in marketing efforts on behalf of the Fund. The amounts of these payments will be determined by LFBDS in its sole discretion and may vary among different dealers.

                                  EXCHANGES
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    Shares of the Fund may be exchanged for shares of the other Landmark Funds that are made available by a shareholder's Shareholder Servicing Agent, or may be acquired through an exchange of shares of those funds. No initial sales charge is imposed on shares being acquired through an exchange unless the shares being acquired are subject to a sales charge that is greater than the current sales charge of the Fund (in which case an initial sales charge will be imposed at a rate equal to the difference). Contingent deferred sales charges may apply to redemptions of some shares of other Landmark Funds disposed of or acquired through an exchange.

    Shareholders must place exchange orders through their Shareholder Servicing Agents, and may do so by telephone if their account applications so permit. For more information on telephone transactions see "Redemptions." All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received by the Distributor. See "Valuation of Shares." Shares of the Fund may be exchanged only after payment in federal funds for the shares has been made.

    This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by SEC rules, and is available only in those jurisdictions where such exchanges legally may be made. See the Statement of Additional Information for further details. Before making any exchange, shareholders should contact their Shareholder Servicing Agents to obtain more information and prospectuses of the Landmark Funds to be acquired through the exchange.

                                 REDEMPTIONS
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    Fund shares may be redeemed at their net asset value (normally $1.00 per share) next determined after a redemption request in proper form is received by a shareholder's Shareholder Servicing Agent. Shareholders may redeem shares of the Fund only by authorizing their Shareholder Servicing Agents to redeem such shares on their behalf through the Distributor.

    REDEMPTIONS BY MAIL. Shareholders may redeem Fund shares by sending written instructions in proper form (as determined by a shareholder's Shareholder Servicing Agent) to their Shareholder Servicing Agents. Shareholders are responsible for ensuring that a request for redemption is in proper form.

    REDEMPTIONS BY TELEPHONE. Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling their Shareholder Servicing Agents. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Fund and each Shareholder Servicing Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund or the Shareholder Servicing Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.

    PAYMENT OF REDEMPTIONS. The proceeds of a redemption are paid in federal funds normally on the Business Day the redemption is effected, but in any event within seven days. If a shareholder requests redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to ten days. See "Determination of Net Asset Value" in the Statement of Additional Information regarding the Fund's right to pay the redemption price in kind with securities (instead of cash).

    Questions about redemption requirements should be referred to the shareholder's Shareholder Servicing Agent. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption price postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted or if an emergency exists.

                         NET INCOME AND DISTRIBUTIONS
------------------------------------------------------------------------------

    The Fund's net income is determined each Business Day (and on such other days as is necessary in order to comply with the 1940 Act). This determination is made once during each such day as of 12:00 noon, Eastern time. All the Fund's net income is declared as a dividend to shareholders of record at the time of such determination. Shares begin accruing dividends on the day they are purchased, and accrue dividends up to and including the day prior to redemption. Dividends are distributed monthly on or prior to the last business day of each month. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent), dividends are distributed in the form of full and fractional additional Fund shares at the rate of one share of the Fund for each one dollar of dividend income.

    Since the Fund's net income is declared as a dividend each time the Fund's net income is determined, the net asset value per share of the Fund is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in the shareholder's account.

    Because of the short-term maturities of the portfolio investments of the Fund, the Fund does not expect to realize long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the Fund's shareholders annually after the close of the Fund's fiscal year. Distributions of short-term capital gains are taxable to shareholders as described in "Tax Matters." Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. The Fund may distribute short-term capital gains more frequently than annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the Fund's net asset value of $1.00 per share.

    It is expected that the Fund will have a positive net income at the time of each determination thereof. If for any reason the Fund's net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding Fund shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in his or her account which represents his or her share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by his or her investment in the Fund.

                                  MANAGEMENT
------------------------------------------------------------------------------


TRUSTEES AND OFFICERS: The Fund is supervised by its Board of Trustees. A majority of the Trustees are not affiliated with the Adviser. More information on the Trustees and officers of the Fund appears under "Management" in the Statement of Additional Information.

INVESTMENT ADVISER: CITIBANK. The Fund draws on the strength and experience of Citibank. Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $83 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp.

    Citibank manages the assets of the Fund pursuant to an Investment Advisory Agreement. Subject to policies set by the Fund's Trustees, Citibank makes investment decisions for the Fund.

    ADVISORY FEES. For its services under the Investment Advisory Agreement, the Adviser receives investment advisory fees, which are accrued daily and paid monthly, of 0.20% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. The Adviser has voluntarily agreed to waive all or a portion of its investment advisory fee.

    For the fiscal year ended August 31, 1996, the investment advisory fees paid to Citibank, after waiver, were 0.01% of the Fund's average daily net assets for that fiscal year.

    BANKING RELATIONSHIPS. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

    BANK REGULATORY MATTERS. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Fund. Citibank believes that its services under the Investment Advisory Agreement and the activities performed by it or its affiliates as Shareholder Servicing Agents and sub-administrator are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and sub-administrative activities by banks. State laws on this issue may differ from applicable federal law and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services for the Fund. If Citibank or its affiliates were to be prevented from acting as the Adviser, sub-administrator or a Shareholder Servicing Agent, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

ADMINISTRATIVE SERVICES PLAN: The Fund has an Administrative Services Plan which provides that the Fund may obtain the services of an administrator, a transfer agent, a custodian, a fund accountant and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the total of the fees paid to the Fund's Administrator and Shareholder Servicing Agents and the distribution fee paid to the Distributor (other than any fee concerning electronic or other media advertising) may not exceed 0.60% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. Within this overall limitation, individual fees may vary. See "Administrator," "Shareholder Servicing Agents" and "Transfer Agent, Custodian and Fund Accountant."

ADMINISTRATOR: LFBDS provides certain administrative services to the Fund under an administrative services agreement. These administrative services include providing general office facilities, supervising the overall administration of the Fund, and providing persons satisfactory to the Board of Trustees to serve as Trustees and officers of the Fund. Such Trustees and officers may be directors, officers or employees of LFBDS or its affiliates.

    For these services, the Administrator receives fees accrued daily and paid monthly of 0.25% of the average daily net assets of the Fund on an annualized basis for the Fund's then-current fiscal year. However, the Administrator has voluntarily agreed to waive all or a portion of the fees payable to it.

    LFBDS is a wholly-owned subsidiary of Signature Financial Group, Inc. "Landmark" is a service mark of LFBDS.

SUB-ADMINISTRATOR: Pursuant to a sub-administrative services agreement, Citibank performs such sub-administrative duties for the Fund as from time to time are agreed upon by Citibank and LFBDS. Citibank's compensation as sub- administrator is paid by LFBDS.

SHAREHOLDER SERVICING AGENTS: The Fund has entered into separate shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent provides shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For these services, each Shareholder Servicing Agent receives a fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund represented by shares owned by investors for whom such Shareholder Servicing Agent maintains a servicing relationship.

    Some Shareholder Servicing Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or charging their customers a direct fee for their services. Each Shareholder Servicing Agent has agreed to transmit to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to imposition of any transaction fees.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT: State Street Bank and Trust Company acts as transfer agent, dividend disbursing agent and custodian for the Fund. State Street also provides fund accounting services to the Fund and calculates the daily net asset value of the Fund.

DISTRIBUTION ARRANGEMENTS: LFBDS is the Distributor of the Fund's shares and also serves as distributor for each of the other Landmark Funds and as a Shareholder Servicing Agent for certain investors. As Distributor, LFBDS bears the cost of compensating personnel involved in the sale of shares of the Fund and bears all costs of travel, office expenses (including rent and overhead) and equipment. In those states where LFBDS is not a registered broker-dealer, shares of the Fund are sold through Signature Broker-Dealer Services, Inc., as dealer.

    Under a plan of distribution for the Fund adopted in accordance with Rule 12b-1 under the 1940 Act (the "Plan"), the Fund pays the Distributor a fee at an annual rate not to exceed 0.10% of the average daily net assets of the Fund. The Plan also permits the Fund to pay the Distributor an additional fee (not to exceed 0.10% of the average daily net assets of the Fund) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of Fund shares. However, the Distributor has agreed to waive a portion of these fees.

    The Fund and the Distributor provide to the Trustees quarterly a written report of amounts expended pursuant to the Plan and the purposes for which the expenditures were made.

                                 TAX MATTERS
------------------------------------------------------------------------------

    This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

FEDERAL INCOME TAXES: The Fund intends to meet requirements of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for any federal income or excise taxes.

    The Fund expects that most of its net income will be attributable to interest on Municipal Obligations and as a result most of the Fund's dividends to shareholders will be excludable from shareholders' gross income. However, the Fund may invest from time to time in taxable securities, and certain Fund dividends may be subject to the federal alternative minimum tax. It is also possible, but not intended, that the Fund may realize short-term or long-term capital gains or losses. Generally, distributions from the Fund's short-term capital gains will be taxed as ordinary income, and distributions from long-term net capital gains will be taxed as such regardless of how long the shares of the Fund have been held. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares.

    Fund dividends of tax-exempt income are taken into account in determining the amount of a shareholder's social security and railroad retirement benefits that may be subject to federal income tax. No deduction may be claimed for interest on indebtedness incurred or continued for the purpose of purchasing or carrying Fund shares. Investors who are, or who are related to, "substantial users" of facilities financed by private activity bonds should consult their tax advisers before buying Fund shares.

    Early each year, the Fund will notify its shareholders of the amount and federal tax status of distributions paid to shareholders for the preceding year.

    The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for the shareholder's credit) 31% of certain distributions paid to shareholders who fail to provide this information or otherwise violate IRS regulations.

STATE AND LOCAL TAXES: Except as noted below, Fund dividends which are excludable from shareholders' gross income for federal income tax purposes may not necessarily be exempt from the income or other tax laws of any state or local taxing authority. Investors should consult their own tax advisers in this regard.

    Under existing California law, as long as at the end of each quarter of the Fund's fiscal year the Fund continues to qualify for the special federal income tax treatment afforded regulated investment companies and at least 50% of the value of the Fund's assets consists of California Municipal Obligations, shareholders of the Fund will be able to exclude from income, for California personal income tax purposes, dividends received from the Fund which are derived from income (less related expenses) from the California Municipal Obligations of the Fund. These dividends must be designated as such by the Fund by written notice to shareholders within 60 days after the close of that fiscal year.

FOREIGN SHAREHOLDERS. The Fund will withhold U.S. federal income tax payments at a rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

                           PERFORMANCE INFORMATION
------------------------------------------------------------------------------

    Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield, tax equivalent yield, total rate of return or tax equivalent total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors.

    The Fund may provide its period and average annualized "total rates of return" and "tax equivalent total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period. The "tax equivalent total rate of return" refers to the total rate of return that a fully taxable money market fund would have to generate in order to produce an after-tax total rate of return equivalent to that of the Fund. The use of a tax equivalent total rate of return allows investors to compare the total rates of return of the Fund, the dividends from which are exempt from federal personal income taxes, with the total rates of return of funds the dividends from which are not so tax exempt.

    The Fund may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" refers to the yield that a fully taxable money market fund would have to generate in order to produce an after-tax yield equivalent to that of the Fund. The use of a tax equivalent yield allows investors to compare the yield of the Fund, the dividends from which are exempt from federal personal income tax, with yields of funds the dividends from which are not so tax exempt. The Fund may also provide yield, effective yield and tax equivalent yield quotations for longer periods.

    Of course, any fees charged by a shareholder's Shareholder Servicing Agent will reduce that shareholder's net return on his or her investment. See the Statement of Additional Information for more information concerning the calculation of yield and total rate of return quotations for the Fund.

                             GENERAL INFORMATION
------------------------------------------------------------------------------

ORGANIZATION: Landmark California Tax Free Reserves is a non-diversified series of Landmark Multi-State Tax Free Funds (the "Trust"). The Trust is a Massachusetts business trust which was organized on August 30, 1985; it was known as Landmark New York Tax Free Reserves until its name was changed effective December 18, 1991. The Trust is a non-diversified, open-end management investment company registered under the 1940 Act. There are presently two active series of the Trust in addition to the Fund.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

VOTING AND OTHER RIGHTS: The Trust may issue an unlimited number of shares, may create new series of shares and may divide shares in each series into classes. Each share of the Trust gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each series of the Trust have equal voting rights except that, in matters affecting only a particular series, only shares of that particular series are entitled to vote.

    At any meeting of shareholders of the Fund, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares which that Shareholder Servicing Agent is the holder of record.

    As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in the Fund's fundamental investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund.

CERTIFICATES: The Fund's Transfer Agent maintains a share register for shareholders of record, i.e., Shareholder Servicing Agents. Share certificates are not issued.

EXPENSES: For the fiscal year ended August 31, 1996, total operating expenses of the Fund, after giving effect to fee waivers and reimbursements, were 0.65% of the Fund's average daily net assets for that fiscal year. All fee waivers and reimbursements are voluntary and may be reduced or terminated at any time.

                           ------------------------

    The Statement of Additional Information dated the date hereof contains more detailed information about the Fund, including information related to (i) investment policies and restrictions, (ii) the Trustees, officers, Adviser and Administrator, (iii) securities transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) the methods used to calculate performance information, (vi) programs for the purchase of shares, and (vii) the determination of net asset value.

    No person has been authorized to give any information or make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. This Prospectus does not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

                                  APPENDIX A
------------------------------------------------------------------------------

                            PERMITTED INVESTMENTS
                           AND INVESTMENT PRACTICES

    MUNICIPAL BONDS. Municipal bonds are debt obligations of states, cities, municipalities and municipal agencies and authorities which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes, such as construction of a wide range of public facilities, refunding outstanding obligations or obtaining funds for institutions and facilities. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

    In addition, certain kinds of private activity bonds ("IDBs") are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities, such as warehouse, office, plant and store facilities and environmental and pollution control facilities. IDBs are, in most cases, revenue bonds. The payment of the principal and interest on IDBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. Many IDBs may not be readily marketable; however, the IDBs or the participation certificates in IDBs purchased by the Fund will have liquidity because they generally will be supported by demand features to "high quality" banks, insurance companies or other financial institutions.

    MUNICIPAL NOTES. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes ("TRANs"); Tax Anticipation Notes ("TANs"); Revenue Anticipation Notes ("RANs"); and Bond Anticipation Notes ("BANs"). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

    VARIABLE RATE INSTRUMENTS AND PARTICIPATION INTERESTS. Variable rate instruments provide for a periodic adjustment in the interest rate paid on the instrument and usually permit the holder to receive payment of principal and accrued interest upon a specified number of day's notice. Variable rate instruments in which the Fund may invest include participation interests in Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organization ("Participation Interests"). A variable rate instrument or a Participation Interest may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank, or an insurance policy of an insurance company. See "Stand-by Commitments." Purchase of a Participation Interest may involve the risk that the Fund will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid on that Municipal Obligation. If interest rates rise or fall, the rates payable on variable rate instruments will generally be readjusted. As a result variable rate instruments do not offer the same opportunity for capital appreciation or loss as fixed rate instruments.

    STAND-BY COMMITMENTS. When the Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks with respect to such Municipal Obligations. The Fund also may acquire stand-by commitments from broker-dealers. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option with respect to a particular Municipal Obligation. The Fund intends to acquire stand-by commitments solely to facilitate liquidity. Stand-by commitments are subject to certain risks, which include the ability of the issuer of the commitment to pay for the Municipal Obligations at the time the commitment is exercised, the fact that the commitment is not marketable, and that the maturity of the underlying security will generally be different from that of the commitment.

    "WHEN-ISSUED" SECURITIES. In order to ensure the availability of suitable securities, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities would be delivered to the Fund at a future date beyond customary settlement time. Under normal circumstances, the Fund takes delivery of the securities. In general, the purchaser does not pay for the securities until received and does not start earning interest until the contractual settlement date. While awaiting delivery of the securities, the Fund establishes a segregated account consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments to purchase "when-issued" securities. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase. Repurchase agreements may involve Municipal Obligations or other securities.

    RESTRICTED SECURITIES. The Fund may purchase restricted securities that are not registered for sale to the general public. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the Fund's investment limitations. Institutional trading in restricted securities is relatively new, and the liquidity of the Fund's investments could be impaired if trading does not develop or declines.

    PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

                                  APPENDIX B
------------------------------------------------------------------------------

                      RATINGS OF MUNICIPAL OBLIGATIONS*

    The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group and Fitch Investors Service, Inc. represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                      TWO HIGHEST LONG-TERM DEBT RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Note: Those bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

          DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S TWO HIGHEST
                      RATINGS OF STATE AND MUNICIPAL NOTES:

    Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating ("VMIG") may also be assigned to variable rate demand obligations. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends, for example, may be less important over the short run. Symbols used are as follows: MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
----------

*As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.


                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                      TWO HIGHEST COMMERCIAL PAPER RATINGS:

    Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year.

    Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
                       TWO HIGHEST LONG-TERM DEBT RATINGS:

    AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment or the obligation is extremely strong.

    AA -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitments or the obligation is very strong.

    Plus (+) or Minus (-): The "AA" rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

          DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S TWO HIGHEST
                      RATINGS OF STATE AND MUNICIPAL NOTES:

    A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols and definitions are as follows:

    SP-1 -- Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

    SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

              DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S TWO
                        HIGHEST COMMERCIAL PAPER RATINGS:

    A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation (including commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

    A-1 -- A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign(+). This indicates that the obligor's capacity to meet its fiancial commitment on these obligations is extremely strong.

    A-2 -- A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligaton is satisfactory.

                        DESCRIPTION OF STANDARD & POOR'S
                          RATINGS GROUP'S DUAL RATINGS:

    Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt Standard & Poor's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

                 DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S
                            TWO HIGHEST BOND RATINGS:

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

    AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

    Plus (+) or Minus (-): The "AA" rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

          DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S THREE HIGHEST
                      RATINGS OF STATE AND MUNICIPAL NOTES:

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

    F-2 -- Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

                 DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S
                    THREE HIGHEST COMMERCIAL PAPER RATINGS:

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

    F-2 -- Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

                                  APPENDIX C
------------------------------------------------------------------------------

                         TAXABLE EQUIVALENT YIELD TABLES
                        (RATES FOR 1996 UNDER FEDERAL AND
                      CALIFORNIA PERSONAL INCOME TAX LAWS)

    The tables below show the approximate taxable bond yields which are equivalent to tax-exempt bond yields under 1996 federal and California personal income tax laws. SUCH YIELDS MAY DIFFER UNDER THE LAWS APPLICABLE TO SUBSEQUENT YEARS IF THE EFFECT OF ANY SUCH LAW IS TO CHANGE ANY TAX BRACKET OR THE AMOUNT OF TAXABLE INCOME WHICH IS APPLICABLE TO A TAX BRACKET. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for investors who file individual returns. While it is expected that a substantial portion of the dividends paid to shareholders of the Fund will be exempt from federal and California personal income taxes, portions of such dividends from time to time may be subject to federal income taxes and/or California personal income taxes.

                                                           FEDERAL TABLE
 ----------------------------------------------------------------------------------------------------------------------------------
                    TAXABLE INCOME*                                                  TAX-EXEMPT YIELD
 ----------------------------------------------------------------------------------------------------------------------------------
         SINGLE RETURN            JOINT RETURN          INCOME
                                                         TAX     2.00%  2.50%  3.00% 3.50% 4.00% 4.50% 5.00% 5.50%  6.00%  6.50%
                                                        BRACKET**
                     BUT                    BUT
         OVER     NOT OVER       OVER    NOT OVER                                EQUIVALENT TAXABLE YIELD
       $      0   $ 24,000     $      0  $ 40,100       15.00%   2.35%  2.94%  3.53% 4.12% 4.71% 5.29% 5.88% 6.47%  7.06%  7.65%
       $ 24,000   $ 58,150     $ 40,100  $ 96,900       28.00%   2.78%  3.47%  4.17% 4.86% 5.56% 6.25% 6.94% 7.64%  8.33%  9.03%
       $ 58,150   $121,300     $ 96,900  $147,700       31.00%   2.90%  3.62%  4.35% 5.07% 5.80% 6.52% 7.25% 7.97%  8.70%  9.42%
       $121,300   $263,750     $147,700  $263,750       36.00%   3.13%  3.91%  4.69% 5.47% 6.25% 7.03% 7.81% 8.59%  9.38% 10.16%
       $263,750                $263,750                 39.60%   3.31%  4.14%  4.97% 5.79% 6.62% 7.45% 8.28% 9.11%  9.93% 10.76%

   *Net amount subject to Federal personal income tax after deductions and exemptions.
  **Effective Federal Tax Bracket for 1996. 1997 information is not available as of the date of this Prospectus.

                                                FEDERAL AND CALIFORNIA STATE TABLE
 ----------------------------------------------------------------------------------------------------------------------------------
                    TAXABLE INCOME*                                                  TAX-EXEMPT YIELD
 ----------------------------------------------------------------------------------------------------------------------------------
         SINGLE RETURN            JOINT RETURN          INCOME
                                                         TAX     2.00%  2.50%  3.00% 3.50% 4.00% 4.50% 5.00% 5.50%  6.00%  6.50%
                                                        BRACKET**
                     BUT                    BUT
         OVER     NOT OVER       OVER    NOT OVER                                EQUIVALENT TAXABLE YIELD
       $      0   $ 24,000                              17.80%   2.43%  3.04%  3.65% 4.26% 4.87% 5.47% 6.08% 6.69%  7.30%  7.91%
                               $      0  $ 40,100       17.35%   2.42%  3.02%  3.63% 4.23% 4.84% 5.44% 6.05% 6.65%  7.26%  7.86%
       $ 24,000   $ 58,150                              34.41%   3.05%  3.81%  4.57% 5.34% 6.10% 6.86% 7.62% 8.39%  9.15%  9.91%
                               $ 40,100  $ 96,900       34.02%   3.03%  3.79%  4.55% 5.30% 6.06% 6.82% 7.58% 8.34%  9.09%  9.85%
       $ 58,150   $121,300                              37.49%   3.20%  4.00%  4.80% 5.60% 6.40% 7.20% 8.00% 8.80%  9.60% 10.40%
                               $ 96,900  $147,700       37.42%   3.20%  3.99%  4.79% 5.59% 6.39% 7.19% 7.99% 8.79%  9.59% 10.39%
       $121,300   $263,750                              42.58%   3.48%  4.35%  5.22% 6.10% 6.97% 7.84% 8.71% 9.58% 10.45% 11.32%
                               $147,700  $263,750       42.11%   3.45%  4.32%  5.18% 6.05% 6.91% 7.77% 8.64% 9.50% 10.36% 11.23%
                               $263,750  $439,744       45.64%   3.68%  4.60%  5.52% 6.44% 7.36% 8.28% 9.20%10.12% 11.04% 11.96%
       $263,750                $439,744                 46.24%   3.72%  4.65%  5.58% 6.51% 7.44% 8.37% 9.30%10.23% 11.16% 12.09%

     *Net amount subject to Federal and California personal income tax after deductions and exemptions.
    **Effective combined federal and state tax bracket. State tax rate based on the average state rate for the federal tax bracket. Combined Federal and California rate assumes itemization of state tax deduction. California tax rates are based on 1996 information. 1997 information is not available at the date of this Prospectus.

-----------------------------------------------------------------------------------------------------------------------------

                         SHAREHOLDER SERVICING AGENTS
------------------------------------------------------------------------------

FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
450 West 33rd Street, New York, NY 10001
(212) 564-3456 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive, or in NY or CT (800) 285-1701, or for all other states (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Registered Representative or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 736-8170 in New York City


------------------------------------------------------------------------------
[LOGO]
LANDMARK
FUNDS

MONEY MARKET FUNDS:
Cash Reserves
Premium Liquid Reserves
Institutional Liquid Reserves

U.S. Treasury Reserves
Premium U.S. Treasury Reserves
Institutional U.S. Treasury Reserves

Tax Free Reserves
Institutional Tax Free Reserves

California Tax Free Reserves
Connecticut Tax Free Reserves
New York Tax Free Reserves

STOCK & BOND FUNDS:
U.S. Government Income Fund
Intermediate Income Fund
National Tax Free Income Fund
New York Tax Free Income Fund

Balanced Fund
Equity Fund
Small Cap Equity Fund
International Equity Fund
Emerging Asian Markets Equity Fund

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge,*  President
H.B. Alvord
Elliott J. Berv
Mark T. Finn
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
Walter E. Robb, III
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

----------------------------------------------------------------------------

INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA  02110

LEGAL COUNSEL
Bingham, Dana & Gould LLP
150 Federal Street, Boston, MA 02110

----------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside of Cover)

CATR/P/97/RB   Printed on Recycled Paper [recycle logo]

[LOGO]
LANDMARK(SM) FUNDS
Advised by Citibank, N.A.

------------------------
LANDMARK
CALIFORNIA
TAX FREE
RESERVES
------------------------

PROSPECTUS
JANUARY 2, 1997

                                                Rule 497(c)
                                                File Nos. 33-44749 and 811-4596

                                                                   STATEMENT OF
                                                         ADDITIONAL INFORMATION
                                                                January 2, 1997

LANDMARK CALIFORNIA TAX FREE RESERVES
(A member of the Landmark(SM) Family of Funds)

         Landmark California Tax Free Reserves (the "Fund") is a separate series of Landmark Multi-State Tax Free Funds (the "Trust"). The address and telephone number of the Trust are 6 St. James Avenue, Boston, Massachusetts 02116,
(617) 423-1679.

         FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Table of Contents                                                          Page
-----------------                                                          ----
The Fund                                                                     2
Investment Objectives, Policies and Restrictions                             2
Performance Information                                                     14
Determination of Net Asset Value                                            15
Management                                                                  16
Portfolio Transactions                                                      24
Description of Shares, Voting Rights and Liabilities                        25
Certain Additional Tax Matters                                              26
Independent Accountants and Financial Statements                            27
Appendix                                                                    28

         This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated January 2, 1997, by which shares of the Fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Fund's Distributor (see back cover for address and phone number).

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                   1. THE FUND

         The Trust is a no-load, non-diversified, open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 30, 1985. The Trust was known as "Landmark New York Tax Free Reserves" until its name was changed on December 18, 1991. Shares of the Trust are divided into three separate series, one of which, the Fund, is described in this Statement of Additional Information. References in this Statement of Additional Information to the Prospectus are to the Prospectus, dated January 2, 1997, of the Fund by which shares of the Fund are offered.

         The Fund is a type of mutual fund commonly referred to as a "double tax-exempt money market fund." The net asset value of each of the Fund's shares is expected to remain constant at $1.00, although there can be no assurance that this will be so on a continuing basis. (See "Determination of Net Asset Value.")

         Citibank, N.A. ("Citibank" or the "Adviser") is the investment adviser to the Fund. The Adviser manages the investments of the Fund from day to day in accordance with the Fund's investment objectives and policies. The selection of investments for the Fund, and the way they are managed, depend on the conditions and trends in the economy and the financial marketplaces.

         The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS" or the "Administrator"), the administrator of the Trust, supervises the overall administration of the Trust. The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust. Shares of the Fund are continuously sold by LFBDS, the Fund's distributor (the "Distributor"), only to investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"). Although shares of the Fund are sold without a sales load, LFBDS may receive a fee from the Fund pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

               2. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVES

         The investment objectives of the Fund are to provide its shareholders with high levels of current income exempt from federal and California personal income taxes, preservation of capital and liquidity.

         The investment objectives of the Fund may not be changed without approval by the Fund's shareholders. Of course, there can be no assurance that the Fund will achieve its investment objectives.

                               INVESTMENT POLICIES

         The Fund seeks its investment objectives by investing primarily in short-term, high quality fixed rate and variable rate obligations issued by or on behalf of the State of California, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions and other qualifying issuers, the interest on which is exempt from federal income taxes, including participation interests in such obligations issued by banks, insurance companies or other financial institutions. (These securities, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred to herein as "Municipal Obligations").

         Dividends paid by the Fund which are attributable to interest income on tax-exempt obligations of the State of California and its political subdivisions, of Puerto Rico, other U.S. territories and their political subdivisions and of other qualifying issuers ("California Municipal Obligations"), will be exempt from federal and California personal income taxes. The Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities, the interest income on which will be exempt from federal income tax but will be subject to California personal income taxes.

         In determining the tax status of interest on Municipal Obligations and California Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

         Under normal circumstances, the Fund invests at least 65% of its assets in California Municipal Obligations, although the exact amount of the Fund's assets invested in such securities varies from time to time. Although the Fund attempts to invest 100% of its assets in Municipal Obligations, the Fund may invest up to 20% of its total assets in securities the interest income on which is subject to federal, state and local income tax or the federal alternative minimum tax. The Fund may invest more than 25% of its assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations. In view of this possible "concentration" in bank participation interests, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Instruments and Participation Interests" hereafter.) Uninvested cash reserves may be held temporarily for the Fund pending investment. The Fund's investments may include "when-issued" and "forward delivery" Municipal Obligations, stand-by commitments and taxable repurchase agreements.

         The Trust's Board of Trustees has determined that the term "high quality" means Municipal Obligations which at the time of purchase are rated within the AAA or AA categories by Standard & Poor's Rating Group ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch") or within the Aaa or Aa categories by Moody's Investors Service, Inc. ("Moody's") in the case of bonds; MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch in the case of notes; A-1+, A-1 or A-2 by Standard & Poor's or Prime-1, Prime-2 by Moody's or F-1+, F-1 or F-2 by Fitch, in the case of tax-exempt commercial paper; or which are unrated but are determined to be of comparable quality by or on behalf of the Trust's Board of Trustees on the basis of a credit evaluation of the obligor or of the bank issuing a participation interest, letter of credit or guarantee, or insurance policy issued in support of the Municipal Obligations or participation interests. (See "Variable Rate Instruments and Participation Interests" below.) Such instruments may produce a lower yield than would be available from less highly rated instruments. The Trust's Board of Trustees has determined that Municipal Obligations which are backed by the full faith and credit of the U.S. Government will be considered to have a rating equivalent to Moody's Aaa. (See "Ratings of Municipal Obligations" in Appendix B to the Prospectus.)

         All of the Fund's investments mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held in the Fund's portfolio are deemed to be the longer of the period remaining until the next interest rate adjustment or the period until the Fund would be entitled to payment pursuant to demand rights, a letter of credit, guarantee or insurance policy or a right to tender or put the instrument, although the stated maturities may be in excess of 397 days. (See "Variable Rate Instruments and Participation Interests" below.)

         As a non-diversified investment company, the Fund is not subject to any statutory restrictions under the 1940 Act with respect to limiting the investment of its assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified company. However, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer (or related issuers) to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities, other than U.S. Government securities, of one issuer (or related issuers).

         For a general discussion of Municipal Obligations and an explanation of the ratings of Municipal Obligations by Moody's, Standard & Poor's and Fitch, see Appendix A and B to the Fund's Prospectus. For a comparison of yields on such Municipal Obligations and taxable securities, see the "Taxable Equivalent Yield Tables" in Appendix C to the Prospectus.

         Except as stated below, the Fund's investment policies are not fundamental and may be changed by the Board of Trustees of the Trust without approval by the Fund's shareholders. As a fundamental policy, the Fund invests at least 80% of its assets, under normal circumstances, in:

         (1) Municipal bonds with remaining maturities of 397 days or less that are rated at the date of purchase within the Aaa or Aa categories by Moody's or within the AAA or AA categories by Standard & Poor's or Fitch or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser on the basis of the credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance policy issued in support of the bonds or the participation interests.

         (2) Municipal notes with remaining maturities of 397 days or less that are rated at the date of purchase MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1+,F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser. The principal kinds of municipal notes are tax and revenue anticipation notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. The Fund's investments may be concentrated in municipal obligations of California issuers.

         (3) Municipal commercial paper that is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by the Adviser. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

         Subsequent to its purchase by the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase for the Fund. Neither event will require sale of such Municipal Obligation by the Fund (other than variable rate instruments which must be sold if they are not "high quality"), but the Adviser will consider such event in determining whether the Fund should continue to hold the Municipal Obligation. To the extent that the ratings given to the Municipal Obligations or other securities held by the Fund are altered due to changes in either the Moody's or Standard & Poor's ratings systems (see Appendix B to the Prospectus for an explanation of these rating systems), the Adviser will adopt such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus. Certain Municipal Obligations issued by instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Treasury but only by the creditworthiness of the instrumentality. The Trust's Board of Trustees has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the U.S. Government will be considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are of "high quality" (i.e., within the two highest ratings assigned by any major rating service), or where the obligations are not freely transferable, the Fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance policy or other comparable undertaking of an approved financial institution.

         The Fund may invest 25% or more of its assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

VARIABLE RATE INSTRUMENTS AND PARTICIPATION INTERESTS

         Variable rate instruments that the Fund may purchase are tax-exempt Municipal Obligations (including municipal notes and municipal commercial paper) that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party.

         The variable rate instruments in which the Fund's assets may be invested are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate instruments it will purchase in accordance with procedures prescribed by the Board of Trustees to minimize credit risks. An unrated variable rate instrument may be determined to meet the Fund's high quality criteria if it is backed by a letter of credit or guarantee or a right to tender or put the instrument to a third party or is insured by an insurer that meets the high quality criteria for the Fund discussed above or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality," no credit support from a bank or other financial institution will be necessary. Each unrated variable rate instrument will be evaluated on a quarterly basis to determine that it continues to meet the Fund's high quality criteria. If an instrument is ever deemed to be of less than high quality, the Fund either will sell it in the market or exercise the liquidity feature described below.

         Variable rate instruments in which the Fund may invest include participation interests in variable rate, Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying Municipal Obligations may be fixed, the terms of the participation interest may result in the Fund receiving a variable rate on its investment. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation bears to the total principal amount of the Municipal Obligation and provides the liquidity feature. Each participation may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company that has been determined by or on behalf of the Board of Trustees of the Trust to meet the prescribed quality standards of the Fund. The Fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the Fund's participation in the security, plus accrued interest. The Fund intends to exercise the liquidity feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (3) to maintain a high quality investment portfolio. In some cases, this liquidity feature may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation interest bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund subject to the expense limitation of 2 1/2% of the first $30 million of the Fund's average net assets, 2% of the next $70 million and 1 1/2% of the Fund's average net assets in excess of $100 million. The Adviser has been instructed by the Trust's Board of Trustees to monitor continually the pricing, quality and liquidity of the variable rate instruments held by the Fund, including the participation interests, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although participation interests may be sold, the Fund intends to hold them until maturity, except under the circumstances stated above.

         In view of the "concentration" of the Fund in bank participation interests in Municipal Obligations secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

         Periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted to attempt to deal with them, have brought wide fluctuations in interest rates. When interest rates rise, the value of fixed income securities generally falls, and vice versa. While this is true for variable rate instruments generally, the variable rate nature of the underlying instruments should minimize these changes in value. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. Because the adjustment of interest rates on the variable rate instruments is made in relation to movements of various interest rate adjustment indices, the variable rate instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

         Because of the variable rate nature of the instruments, when prevailing interest rates decline the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

         For purposes of determining whether a variable rate instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument after notice or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity.

"WHEN-ISSUED" SECURITIES

         New issues of certain Municipal Obligations frequently are offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the Municipal Obligations, takes place beyond customary settlement time (but normally within 45 days after the date of the Fund's commitment to purchase). Although the Fund will only make commitments to purchase "when-issued" or "forward delivery" Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Adviser.

         Municipal Obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in the Fund's portfolio are subject to changes in value based upon the public's perception of the credit-worthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these Municipal Obligations and securities generally change in the same way, that is, both experience appreciation when interest rates decline and depreciation when interest rates rise. Purchasing Municipal Obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the "when-issued" or "forward delivery" commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of the Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Fund's obligations will be met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.

STAND-BY COMMITMENTS

         When the Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks with respect to such Municipal Obligations. The Fund also may acquire stand-by commitments from broker-dealers. Under the stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in the Fund's portfolio.

         The amount payable to the Fund upon the exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation. The Fund values stand-by commitments at zero for purposes of computing the value of its net assets.

         The stand-by commitments that the Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised and the fact that the commitment is not marketable by the Fund and the maturity of the underlying security will generally be different from that of the commitment.

TAXABLE SECURITIES

         Although the Fund attempts to invest 100% of its net assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its net assets in securities of the kind described below, the interest income on which is subject to federal income tax. Circumstances in which the Fund may invest in taxable securities include the following: (a) pending investment of proceeds of sales of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; (c) to maintain liquidity for the purpose of meeting anticipated redemptions; and (d) when, in the opinion of the Fund's investment adviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund's assets may be invested are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. Government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch;
(3) certificates of deposit of U.S. banks with assets of $1 billion or more; and
(4) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own. The Fund's assets may also be invested in Municipal Obligations which are subject to an alternative minimum tax.

REPURCHASE AGREEMENTS

         The Fund may invest assets in instruments subject to repurchase agreements only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian shall have possession of the collateral, which the Trust's Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the Fund exceed 10% of the Fund's total net assets. (see "Investment Restrictions: Investment Restriction Number (6) hereafter.) Repurchase agreements are also subject to the same risks described herein with respect to stand-by commitments.

                        RISK FACTORS AFFECTING INVESTMENT
                       IN CALIFORNIA MUNICIPAL OBLIGATIONS

         The Fund intends to invest a high proportion of its assets in California Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. For information concerning California Municipal Obligations, see the Appendix to this Statement of Additional Information.

         The Adviser believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality investments, including participation interests and other variable rate instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is somewhat insulated from the credit risks that may exist for long-term California Municipal Obligations.

         The summary set forth above and in the Appendix is included for the purpose of providing a general description of the State of California credit and financial conditions. This summary is based on information from statements of issuers of California Municipal Obligations and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

                             INVESTMENT RESTRICTIONS

         The Trust has adopted the following policies with respect to the Fund which may not be changed without approval by a "majority of the outstanding shares" of the Fund, which as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act. The Fund will vote the shares held by its shareholders who do not give voting instructions in the same proportion as the shares of the Fund's shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no effect on the outcome of these matters.

         The Trust may not with respect to the Fund:

         (1) Make investments other than as described under "Investment Policies" above or any other form of federal tax-exempt investment which meets the Fund's high quality criteria, as determined by the Board of Trustees and which is consistent with the Fund's investment objectives and policies (provided, however, that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund).

         (2) Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Trust will not make any investments on behalf of the Fund. Interest paid on borrowings will reduce net income.

         (3) Pledge, hypothecate, mortgage or otherwise encumber the Fund's assets, except in an amount up to 15% of the value of the Fund's total assets and only to secure borrowings for temporary or emergency purposes.

         (4) Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Policies" above.

         (5) Underwrite the securities of other issuers, except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security of the Fund (provided, however, that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund).

         (6) The Trust will not invest on behalf of the Fund in a repurchase agreement maturing in more than seven days if any such investment together with other illiquid securities held by the Fund exceed 10% of the Fund's total net assets.

         (7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Trust from investing in Municipal Obligations secured by real estate or interests in real estate.

         (8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Investment Policies" above.

         (9) Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

         (10) Invest more than 25% of the Fund's assets in the securities of "issuers" in any single industry, provided that the Trust may invest more than 25% of the Fund's assets in bank participation interests and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objectives and policies and substantially the same investment restrictions as the Fund. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

         (11) Invest in securities of other investment companies, except the Trust may purchase on behalf of the Fund unit investment trust securities (i.e., securities issued by an investment company which (i) is organized under a trust indenture or contract of custodianship or similar instrument, (ii) does not have a board of directors, and (iii) issues only redeemable securities, each of which represents an undivided interest in a unit of specified securities) where such unit trusts meet the investment objectives and policies of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objectives and policies and substantially the same investment restrictions as the Fund. As of the date of this Statement of Additional Information, the Trust has no intention of investing in unit investment trust securities on behalf of the Fund.

         For purposes of the investment restrictions described in (9) and (10) above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the acting government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a Letter of Credit, such a guarantee or Letter of Credit may, in accordance with applicable Securities and Exchange Commission ("SEC") rules, be considered a separate security and treated as an issue of such government, other entity or bank.

         If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from the changes in the value of the portfolio securities or a later change in the rating of a portfolio security will not be considered a violation of such policy.

                           3. PERFORMANCE INFORMATION

         Any current yield quotation of the Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and is calculated by dividing the net change in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of the Fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

         Any tax equivalent yield quotation of the Fund is calculated as follows: If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the yield which is not tax-exempt.

         A total rate of return quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

         Any tax equivalent total rate of return quotation of the Fund is calculated as follows: If the entire current total rate of return quotation for such period is tax-exempt, the tax equivalent total rate of return will be the current total rate of return quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current total rate of return quotation is not tax-exempt, the tax equivalent total rate of return will be the sum of (a) that portion of the total rate of return which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the total rate of return which is not tax-exempt.

         Set forth below is total rate of return information, assuming that dividends and capital gains distributions, if any, were reinvested, for the Fund for the periods indicated, at the beginning of which periods no sales charges were applicable to purchases of shares of the Fund (unless otherwise indicated).

                                                            REDEEMABLE VALUE
                                                            OF A HYPOTHETICAL
                                                            $1,000 INVESTMENT
                                       ANNUALIZED TOTAL         AT THE END
PERIOD                                  RATE OF RETURN        OF THE PERIOD

March 1, 1992 (commencement of
  operations) to August 31, 1996           2.85%                      $1,113.91

One year ended August 31, 1996             3.13                       $1,031.33

         The annualized yield of the Fund for the seven-day period ended August 31, 1996 was 2.78%, the effective compound annualized yield of the Fund for such period was 2.82% and the annualized tax equivalent yield of the Fund for such period was 4.81% (assuming (i) a combined California State and federal tax bracket of 46.24% and (ii) that 93% of the Fund's assets were invested in California Municipal Obligations).

                       4. DETERMINATION OF NET ASSET VALUE

         The net asset value of each of the shares of the Fund is determined on each day on which the New York Stock Exchange is open for trading. This determination is made once during each such day as of 12:00 noon, Eastern time, by dividing the value of the Fund's net assets (i.e., the value of its assets less its liabilities, including expenses payable or accrued) by the number of shares of the Fund outstanding at the time the determination is made. As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It is anticipated that the net asset value of each share of the Fund will remain constant at $1.00 and, although no assurance can be given that it will be able to do so on a continuing basis, as described below, the Fund employs specific investment policies and procedures to accomplish this result.

         The securities held by the Fund are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the securities held by the Fund to deviate more than 1/2 of 1% from their value determined on the basis of amortized cost, the Board of Trustees of the Trust will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the Fund would receive if the instrument were sold.

         Pursuant to the rules of the Securities and Exchange Commission, the Trust's Board of Trustees has established procedures to stabilize the value of the Fund's net assets within 1/2 of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market rates. Should that deviation exceed 1/2 of 1%, the Trust's Board of Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the Fund. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations. The Fund maintains a dollar-weighted average maturity of 90 days or less, does not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days, and limits its investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are determined by the Adviser to present minimal credit risks and comply with certain reporting and recordkeeping procedures. The Trust also has established procedures to ensure that securities purchased by it meet the high quality criteria described above in "Investment Policies."

         Subject to compliance with applicable regulations, the Trust has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

         The Trust may suspend the right of redemption or postpone the date of payment for shares of the Fund for more than seven days during any period when
(a) trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund's investments or determination of its net asset value not reasonably practicable; (b) the NYSE is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

                                  5. MANAGEMENT

         The Trustees and officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated below, the address of each Trustee and officer is 6 St. James Avenue, Boston, Massachusetts.

TRUSTEES

H. B. ALVORD; 74 -- Treasurer - Tax Collector, County of Los Angeles (retired, March, 1984); Trustee, The 59 Wall Street Trust and The 59 Wall Street Fund, Inc. (Registered Investment Companies). His address is P.O. Box 1812, Pebble Beach, California.

ELLIOTT J. BERV; 53 -- Chairman and Director, Catalyst, Inc. (Management Consultants) (since August, 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants) (June, 1991 to July, 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May, 1984). His address is 15 Stornoway Drive, Cumberland Foreside, Maine.

PHILIP W. COOLIDGE; 45* -- President of the Trust; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

MARK T. FINN; 53 -- President and Director, Delta Financial, Inc. (since June,
1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm) (since April, 1990); Director, Vantage Consulting Group, Inc. (since October, 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.

RILEY C. GILLEY; 70 -- Vice President and General Counsel, Corporate Property Investors (December, 1988 to September, 1991); Retired Partner, Breed, Abbott & Morgan (Attorneys) (Retired, December, 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.

DIANA R. HARRINGTON; 56 -- Professor, Babson College (since September, 1993); Visiting Professor, Kellogg Graduate School of Management, Northwestern University (September, 1992 to September, 1993); Professor, Darden Graduate School of Business, University of Virginia (September, 1978 to September, 1993); Consultant to Kidder, Peabody & Co. Incorporated (since January, 1990). Her address is 120 Goulding Street, Holliston, Massachusetts.

SUSAN B. KERLEY; 45 -- President, Global Research Associates, Inc. (Investment Research) (since August, 1990); Manager of Special Investments, Rockefeller & Co. (April, 1988 to August, 1990); Director of Research, Rogers, Casey & Barksdale (Investment Research and Consulting) (November, 1983 to March, 1988); Director, New York Life Insurance Company (Institutional Mutual Funds) (since December, 1990). Her address is P.O. Box 9572, New Haven, Connecticut.

C. OSCAR MORONG, JR.; 61 -- Chairman of the Board of Trustees of the Trust; Managing Director, Morong Capital Management (since February, 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired January, 1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.

WALTER E. ROBB, III; 70 -- President, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since 1989); Trustee of certain registered investment companies in the MFS Family of Funds. His address is 35 Farm Road, Sherborn, Massachusetts.

E. KIRBY WARREN; 62 -- Professor of Management, Graduate School of Business, Columbia University (since 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

WILLIAM S. WOODS, JR.; 76 -- Vice President - Investments, Sun Company (retired, April, 1984). His address is 35 Colwick Road, Cherry Hill, New Jersey.

OFFICERS

PHILIP W. COOLIDGE; 45* -- President of the Trust; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc., and The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

SAMANTHA M. BURGESS; 27* -- Assistant Secretary and Assistant Treasurer; Assistant Vice President, Signature Financial Group, Inc. (since November 1995); Graduate Student, Loyola University (prior to August 1995).

CHRISTINE A. DRAPEAU; 26* -- Assistant Secretary and Assistant Treasurer; Assistant Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996); Graduate Student, Bentley College (prior to December 1994).

JOHN R. ELDER; 48* -- Treasurer of the Trust; Vice President, Signature Financial Group, Inc. (since April 1995); Treasurer, Phoenix Family of Mutual Funds (Phoenix Home Life Mutual Insurance Company) (from 1983 to March 1995).

LINDA T. GIBSON; 31* -- Secretary of the Trust; Vice President, Signature Financial Group, Inc. (since June 1991); law student, Boston University School of Law (from September 1989 to May 1992).

JOAN A. GULINELLO; 41* -- Assistant Secretary and Assistant Treasurer; Vice President, Signature Financial Group, Inc. (since October 1993); Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since October 1995); Vice President and Assistant General Counsel, Massachusetts Financial Services Company (prior to October 1993).

JAMES E. HOOLAHAN; 49* -- Vice President, Assistant Secretary and Assistant Treasurer; Senior Vice President, Signature Financial Group, Inc.

MOLLY S. MUGLER; 45* -- Assistant Secretary of the Trust; Vice President, Signature Financial Group, Inc.; Assistant Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

KAYRN A. NOKE; 26 -- Vice President, Assistant Secretary and Assistant Treasurer; Vice President, Signature Financial Group (Cayman) Limited (since September 1996); Assistant Vice President, Signature Financial Group, Inc. (May 1993 to August 1996); Student, University of Massachusetts (prior to May 1993).

SHARON M. WHITSON; 48* -- Assistant Secretary and Assistant Treasurer; Assistant Vice President, Signature Financial Group, Inc. (since November 1992); Associate Trader, Massachusetts Financial Services Company (prior to November 1992).

JULIE J. WYETZNER; 37* -- Vice President, Assistant Secretary and Assistant Treasurer; Vice President, Signature Financial Group, Inc.

         The Trustees and officers of the Trust also hold comparable positions with certain other funds for which LFBDS or an affiliate serves as the distributor or administrator.

                           TRUSTEES COMPENSATION TABLE

                        AGGREGATE COMPENSATION          TOTAL COMPENSATION FROM
TRUSTEE                    FROM THE TRUST(1)              TRUST AND COMPLEX(2)

H.B. Alvord                   $2,083.03                       $42,000.00
Elliott J. Berv               $1,657.41                       $42,000.00
Philip W. Coolidge                    0                                0
Mark T. Finn                  $1,640.79                       $42,000.00
Riley C. Gilley               $2,370.77                       $46,000.00
Diana R. Harrington           $2,329.30                       $44,000.00
Susan B. Kerley               $2,257.14                       $42,000.00
C. Oscar Morong, Jr.          $2,383.26                       $53,000.00
Walter E. Robb, III           $1,713.86                       $46,500.00
E. Kirby Warren               $2,194.57                       $46,500.00
William S. Woods, Jr.         $2,606.32                       $46,000.00
---------------------
(1) For the fiscal year ended August 31, 1996.

(2) Information relates to the fiscal year ended August 31, 1996. Messrs. Alvord, Berv, Coolidge, Finn, Gilley, Morong, Robb, Warren and Woods and Mses. Harrington and Kerley are trustees of 12, 12, 28, 14, 11, 12, 12, 12, 11, 11 and 11 Funds, respectively, of the Landmark Family of Funds.

         As of December 16, 1996, all Trustees and officers as a group owned less than 1% of the Fund's outstanding shares. As of the same date, more than 95% of the outstanding shares of the Fund were held of record by Citibank, N.A. or an affiliate, as a Shareholder Servicing Agent of the Fund, for the accounts of their respective clients.

           The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

ADVISER

           Citibank manages the assets of the Trust pursuant to an investment advisory agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees of the Trust may determine, the Adviser manages the securities of the Fund and makes investment decisions for the Fund. The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting securities transactions for the Fund. The Advisory Agreement will continue in effect as long as its continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

           The Advisory Agreement provides that the Adviser may render services to others. The Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Trust when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

         The Prospectus contains a description of the fees payable to the Adviser for services under the Advisory Agreement. The Adviser has voluntarily agreed to waive a portion of the fees payable to it under the Advisory Agreement on a month-to-month basis. For the fiscal years ended August 31, 1994, 1995 and 1996, the fees payable to the Adviser under the Advisory Agreement were $84,862 and $91,878 (all of which were voluntarily waived) and $225,431 (of which $220,636 was voluntarily waived).

ADMINISTRATOR

         Pursuant to an Administrative Services Agreement (the "Administrative Services Agreement"), LFBDS provides the Trust with general office facilities and LFBDS supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Trust; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust. The Administrator provides persons satisfactory to the Board of Trustees of the Trust to serve as Trustees and officers of the Trust. Such Trustees and officers may be directors, officers or employees of LFBDS or its affiliates.

         The Prospectus contains a description of the fees payable to the Administrator under the Administrative Services Agreement.

         For the fiscal years ended August 31, 1994, 1995 and 1996, the fees payable to LFBDS from the Fund under the Administrative Services Agreement were $63,646 and $68,908 (all of which were voluntarily waived) and $281,789 (of which $115,682 was voluntarily waived).

         The Administrative Services Agreement with the Trust acknowledges that the names "Landmark" and "Landmark Funds" are the property of the Administrator and provides that if LFBDS ceases to serve as the Administrator of the Trust, the Trust and the Fund will change their respective names so as to delete the word "Landmark" or the words "Landmark Funds." The Administrative Services Agreement with the Trust also provides that LFBDS may render administrative services to others and may permit other investment companies in addition to the Trust to use the word "Landmark" or the words "Landmark Funds" in their names.

         The Administrative Services Agreement with the Trust continues in effect if such continuance is specifically approved at least annually by the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Trust and, in either case, by a majority of the Trustees of the Trust who are not interested parties of the Trust or the Administrator. The Administrative Services Agreement with the Trust terminates automatically if it is assigned and may be terminated as to the Fund by the Trust without penalty by vote of a majority of the outstanding voting securities of the Fund or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement with the Trust also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Agreement.

         The Administrator has agreed to reimburse the Fund for its operating expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The expenses incurred by the Fund for distribution purposes pursuant to the Trust's Distribution Plan are included within such operating expenses only to the extent required by any state in which the Fund's shares are qualified for sale. The Trust may elect not to qualify the Fund's shares for sale in every state. The Trust believes that currently the most restrictive expense ratio limitation imposed by any state is 2 1/2% of the first $30 million of the Fund's average net assets for its then-current fiscal year, 2% of the next $70 million of such assets, and 1 1/2% of such assets in excess of $100 million. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Administrator. Subject to the obligation of the Administrator to reimburse the Fund for its excess expenses as described above, the Trust has, under its Administrative Services Agreement, confirmed its obligation for payment of all other expenses of the Fund.

         LFBDS is a wholly-owned subsidiary of Signature Financial Group, Inc.

         Pursuant to a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement"), Citibank performs such sub-administrative duties for the Trust as are from time to time agreed upon by Citibank and LFBDS. Citibank's sub-administrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Trust, participation in preparation of documents required for compliance by the Trust with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees and shareholders of the Trust, and other functions which would otherwise be performed by the Administrator as set forth above. For performing such sub-administrative services, Citibank receives such compensation as is from time to time agreed upon by LFBDS and Citibank, not in excess of the amount paid to the Administrator for its services under the Administrative Services Agreement. All such compensation is paid by LFBDS.

DISTRIBUTOR

         The Trust, on behalf of the Fund, has adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Distribution Plan provides that the Trust shall pay a distribution fee to the Distributor at an annual rate not to exceed 0.10% of the Fund's average daily net assets for distribution of the Fund's shares (exclusive of any advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund). The Distributor may use all or any portion of such fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other distribution-related expenses.

         The Trust is also permitted to pay the Distributor an additional fee not to exceed 0.10% per annum of the Fund's average daily net assets in anticipation of, or as reimbursement for, print or electronic media advertising expenses incurred in connection with the sale of shares of the Fund. No payments under the Distribution Plan will be made to Shareholder Servicing Agents although Shareholder Servicing Agents receive payments under the Administrative Services Plan referred to below.

         The Distribution Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Plan ("Qualified Trustees"). The Distribution Plan requires that the Trust and the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated with respect to the Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The Distribution Plan may not be amended to increase materially the amount of the Fund's permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Fund and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.

         As contemplated by the Distribution Plan, LFBDS acts as the agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). After the prospectus and periodic reports have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies of the prospectuses and periodic reports which are used in connection with the offering of shares of the Fund to prospective investors. The Prospectus contains a description of fees payable to the Distributor under the Distribution Agreement. For the fiscal years ended August 31, 1994, 1995 and 1996, the fees payable to the Distributor under the Distribution Agreement were $21,215, $22,969 and $112,716 (all of which were voluntarily waived).

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

         The Trust has adopted an Administrative Services Plan (the "Administrative Plan") which provides that the Trust may obtain the services of an administrator, a transfer agent, a custodian and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund and the distribution fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.60% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. The Administrative Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Plan requires that the Trust provide to the Trust's Board of Trustees and the Trust's Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Administrative Plan. The Administrative Plan may be terminated at any time with respect to the Fund by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The Administrative Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Fund and may not be materially amended in any case without a vote of the majority of both the Trust's Trustees and the Qualified Trustees.

         The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent and a Transfer Agency and Service Agreement and a Custodian Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street acts as transfer agent and custodian and performs fund accounting services for the Trust. For additional information, including a description of fees paid to the Shareholder Servicing Agents under the Servicing Agreements, see "Shareholder Servicing Agents" and "Transfer Agent, Custodian and Fund Accountant" in the Prospectus. For the fiscal years ended August 31, 1994, 1995 and 1996, the aggregate fees payable by the Fund to Shareholder Servicing Agents under the Administrative Services Plan were $169,723 and $183,755 (all of which were voluntarily waived) and $281,789 (of which $220,086 was voluntarily waived).

                            6. PORTFOLIO TRANSACTIONS

         The Fund's purchases and sales of its portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund does not anticipate paying brokerage commissions. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

         Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of investors in the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

         Investment decisions for the Fund will be made independently from those for any other account, series or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Fund and other investment companies, series or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies or series managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

         No portfolio transactions are executed with the Adviser, or with any affiliate of the Adviser, acting either as principal or as broker.

             7. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

         The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. Each share of the series represents an equal proportionate interest in the series with each other share. Upon liquidation or dissolution of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. The Trust reserves the right to create and issue additional series of shares, in which case the shares of each series would participate pro rata in the earnings, dividends and distribution of net assets of the particular series upon the liquidation or dissolution of the series. Shares of each series would be entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series could vote together in the election or selection of Trustees and accountants for the Fund.

         Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required to and has no current intention to hold annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of its outstanding shares.

         The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which it is the holder of record. Shares have no preference, pre-emptive or conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

         The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares voting as a single class, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by a vote of the holders of a majority of the Trust's outstanding voting securities would be sufficient. The Trust may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or (ii) by the Trustees by written notice to the shareholders of the Trust. If not so terminated, the Trust will continue indefinitely.

         Share certificates will not be issued.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

         The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trust's Trustees individually but only upon the property of the Trust and that the Trust's Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                        8. CERTAIN ADDITIONAL TAX MATTERS

         The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions (as a percentage of both the Fund's overall income and its tax-exempt income), and the composition and holding period of the Fund's portfolio assets. Provided all such requirements are met and all of the Fund's net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes will generally be required to be paid by the Fund. If the Fund should fail to qualify as a regulated investment company for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

         The portion of the Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Unless the Fund provides shareholders with actual monthly percentage breakdowns, the percentage of income designated as tax exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

         Because the Fund expects to earn primarily interest income, it is expected that no Fund distributions will qualify for the dividends-received deduction for corporations.

               9. INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

         Deloitte & Touche LLP are the independent certified public accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

         The audited financial statements of the Fund (Portfolio of Investments at August 31, 1996, Statement of Assets and Liabilities at August 31, 1996, Statement of Operations for the years ended August 31, 1996 and 1995, Statement of Changes in Net Assets for each of the years ended August 31, 1996 and August 31, 1995, Financial Highlights for each of the years in the four-year period ended August 31, 1996; and for the period from March 10, 1992 (commencement of operations) to August 31, 1992, Notes to Financial Statements and Independent Auditor's Report), which are included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP.

         A copy of the Annual Report accompanies this Statement of Additional Information.

                                    APPENDIX

                        ADDITIONAL INFORMATION CONCERNING
                        CALIFORNIA MUNICIPAL OBLIGATIONS

         The following information is a summary of special factors affecting investments in California Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California (the "State") and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from statements relating to offerings of California issuers. Landmark California Tax Free Reserves is not responsible for the accuracy or timeliness of this information.

                               RECENT DEVELOPMENTS

         After suffering through a severe recession, California's economy has been on a steady recovery since the start of 1994. Employment has grown by over 500,000 in 1994 and 1995, and the prerecession level of total employment is expected to be matched by early 1996. The strongest growth has been in export-related industries, business services, electronics, entertainment and tourism, all of which have offset the recession-related losses which were heaviest in aerospace and defense-related industries (which accounted for two-thirds of the job losses), finance and insurance. Residential housing construction, with new permits for under 100,000 annual new units issued in 1994 and 1995, is weaker than in previous recoveries, but has been growing slowly since 1993.

         On July 15, 1994, all three of the rating agencies lowered their ratings of the State's general obligation bonds. Moody's lowered its rating from "Aa" to "A1," S&P lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch lowered its rating from "AA" to "A." As of July 30, 1996 S&P assigned its municipal bond rating of A+ to the State's general obligation bonds, and as of October 18, 1996, Moody's and Fitch assigned their municipal bond ratings of A1 and A+, respectively, to the State's general obligation bonds. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market price of the State's general obligation bonds.

                   CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

STATE APPROPRIATIONS LIMIT

         The State is subject to an annual appropriations limit imposed by
Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on the Bonds or other voter-authorized bonds.

         Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

         Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government appropriations for qualified capital outlay projects, and appropriations of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes).

         The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

PROPOSITION 98

         On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percentage has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

         During the recent recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

         In 1992, a lawsuit was filed, called California Teachers' Association
v. Gould, which challenged the validity of these off-budget loans. As part of the negotiations leading to the 1995-96 Budget Act, an oral agreement was reached to settle this case. The settlement required adoption of legislation satisfactory to the parties to implement its terms. Such legislation has subsequently been adopted. The court gave final approval to the settlement in late July, 1996.

         The settlement provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. The Director of Finance has certified that a settlement has occurred, allowing approximately $351 million in appropriations from the 1995-96 Fiscal Year to be disbursed to schools in August 1996.

SOURCES OF TAX REVENUE

         The following is a summary of the State's major revenue sources.

         PERSONAL INCOME TAX

         The California personal income tax, which in 1994-95 contributed about 44 percent of General Fund revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions). The tax is progressive with rates ranging from 1 to 9.3 percent. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT") which is much like the federal AMT. Legislation enacted in July 1991 added two new marginal tax rates, at 10 percent and 11 percent, effective for tax years 1991 through 1995. After 1995, the maximum personal income tax rate returned to 9.3 percent, and the AMT rate dropped from 8.5 percent to 7 percent.

         The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.

         SALES TAX

         The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Sales tax accounted for about 34 percent of General Fund revenue in 1994-95. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

         BANK AND CORPORATION TAX

         Bank and corporation tax revenues, which comprised about 13 percent of General Fund revenue in 1994-95, are derived from the following taxes:

         1. The franchise tax and the corporate income tax are levied at a 9.3 percent rate on profits, which will be reduced to 8.84 percent for income years beginning on or after January 1, 1997. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations which do not do business in the State but which derive income from California sources.

         2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2.0 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

         3. The alternative minimum tax ("AMT") is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 7 percent, and will be reduced to 6.65 percent effective for income years beginning on or after January 1, 1997.

         4.  Sub-Chapter S corporations are taxed at 1.5 percent of profits.

         INSURANCE TAX

         The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.50 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits. Insurance taxes comprised approximately 2.3 percent of General Fund revenues in 1994-95.

         In November, 1988, voters approved Proposition 103, which mandated reductions and rebates for certain property and casualty insurance premiums. The measure also directed the State Board of Equalization to adjust the gross premiums tax rate to compensate for any resultant decrease in insurance tax revenue through the 1990 tax year. As a result, the State Board of Equalization increased the gross premiums tax rate from 2.35 percent to 2.37 percent for the 1989 tax year and to 2.46 percent for the 1990 tax year. For 1991 and beyond, the rate returned to 2.35 percent. According to the Board of Equalization, there is a potential liability from implementation of the offset rates used for Proposition 103. The Board's estimate is $60 million, which is based on the difference between the statutory rate and the rate the Board used for 1990.

         OTHER TAXES

         Other General Fund major taxes and license revenues include: Estate, Inheritance and Gift Taxes, Cigarette Taxes, Alcoholic Beverage Taxes, Horse Racing Revenues and trailor coach license fees. These other tax sources and license revenues total approximately 3 percent of General Fund revenues in the 1994-95 Fiscal Year.

         SPECIAL FUND REVENUES

         The California Constitution, codes and statutes specify the uses of certain revenue. Such receipts are accounted for in various Special Funds. In general, Special Fund revenues comprise three categories of income:

         1. Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

         2. Charges for special services to specific functions, including such items as business and professional license fees.

         3. Rental royalties and other receipts designated for particular purposes (for example, oil and gas royalties).

         On November 8, 1988, voters approved Proposition 99, which imposed, as of January 1, 1989, an additional 25 cents per pack excise tax on cigarettes, and a new, equivalent excise tax on other tobacco products. The initiative requires that funds from this tax be allocated to anti-tobacco education programs. The Legislature, as part of the 1994-95 and 1995-96 Budget Acts, redirected part of the Proposition 99 funds to indigent health care. These actions have been blocked by court orders, and are currently before the appellate court, after the State lost in trial court.

                      PRIOR FISCAL YEARS' FINANCIAL RESULTS

FISCAL YEARS PRIOR TO 1995-96

         The 1989-90 Fiscal Year ended with revenues below estimates, so that the State's budget reserve (the Special Fund for Economic Uncertainties or "SFEU") was fully depleted by June 30, 1990. A recession began in mid-1990, which severely affected State General Fund revenues, and increased expenditures above initial budget appropriations due to greater health and welfare costs. The State's budget problems in recent years have also been caused by a structural imbalance in that the largest General Fund Programs--K-14 education, health, welfare and corrections--were increasing faster than the revenue base, driven by the State's rapid population growth. These pressures are expected to continue as population trends maintain strong demand for health and welfare services, as the school age population continues to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders.

         As a result of these factors and others, from the late 1980's until 1992-93, the State had a period of budget imbalance. Starting in the 1990-91 Fiscal Year and for each fiscal year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance. Despite these budget actions, the effects of the recession led to large, unanticipated deficits in the budget reserve, the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

         During the past several fiscal years, the State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often, to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants issued in July, 1994 and maturing on April 25, 1996.

1995-96 FISCAL YEAR

         With strengthening revenues and reduced caseload growth based on an improving economy, the State entered the 1995-96 Fiscal Year budget negotiations with the smallest nominal "budget gap" to be closed in many years. Nonetheless, serious policy differences between the Governor and Legislature prevented timely enactment of the budget. The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year. Expenditures were budgeted at $43.4 billion, a 4 percent increase. The Department of Finance projected that, after repaying the last of the carryover budget deficit, there would be a positive balance of $28 million in the budget reserve, the SFEU, at June 30, 1996. The Budget Act also projected Special Fund revenues of $12.7 billion and appropriated Special Fund expenditures of $13.0 billion.

         The Department of Finance's May Revision to the 1996-97 Governor's Budget, released on May 21, 1996 (the "May Revision"), updated the projections for the 1995-96 Fiscal Year, so that revenues and transfers were estimated to be $46.1 billion, some $2 billion over the original fiscal year estimate, which was attributed to the strong economic recovery. Expenditures also increased, to an estimated $45.4 billion, as a result of the requirement to expend revenues for schools under Proposition 98, and, among other things, failure of the federal government to enact welfare reform and to budget new aid for illegal immigrant costs, both of which the Administration had counted on to allow reductions in State costs. The SFEU was projected to have a small negative balance of about $70 million at June 30, 1996, all but eliminating the accumulated budget deficit from the early 1990's. The Department also estimated that on June 30, 1996, available internal borrowable resources (available cash, after payment of all obligations due) would be about $4 billion, representing a significant improvement in the State's cash position, and ending the need for deficit borrowing over the end of the fiscal year. The State's improved cash position allowed it to repay the $4.0 billion Revenue Anticipation Warrant issue on April 25, 1996, and to issue only $2.0 billion of revenue anticipation notes during the fiscal year, which matured on June 28, 1996.

         The following were the principal features of the 1995-96 Budget Act:

         1. Proposition 98 funding for schools and community colleges was budgeted to increase by about $1.0 billion (General Fund) and $1.2 billion total above revised 1994-95 levels. Because of higher than projected revenues in 1994-95, an additional $561 million ($92 per K-12 ADA) was appropriated to the 1994-95 Proposition 98 entitlement. A large part of this was a block grant of about $50 per pupil for any one-time purpose. For the first time in several years, a full 2.7 percent cost of living allowance was funded. The budget compromise anticipated a settlement of the California Teachers' Association v. Gould litigation. See "Proposition 98" above.

         2. Proposed cuts in health and welfare costs totaling about $0.9 billion. Some of these cuts (totaling about $500 million) required federal legislative or administrative approval, which has not yet been received. In 1995-96, approximately $220 million in cuts were made.

         3. A 5.1 percent increase in funding for the University of California ($106 million General Fund) and the California State University system ($97 million General Fund), with no increases in student fees.

         4. The Budget, as updated by the 1996-97 Governor's Budget dated January 10, 1996, assumed receipt of $494 million in new federal aid for incarceration and health care costs of illegal immigrants, above commitments already made by the federal government. Only $31 million of this total was actually received in 1995-96.

         5. General Fund support for the Department of Corrections was increased by about 7 percent over the prior year, reflecting estimates of increased prison population.

                              CURRENT STATE BUDGET

         The discussion below of the 1996-97 fiscal year budget is based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved. See "Economic Considerations" below.

1996-97 FISCAL YEAR

         Background

         The 1996-97 Governor's Budget, released January 10, 1996, projected General Fund revenues and transfers of $45.6 billion, a 1.3% increase over 1995-96. Although an expected strong economy would generate larger revenue growth, the Governor proposed two major initiatives, a 15% personal and corporate income tax cut and a revision of the trial court funding program, which would have the effect of reducing General Fund revenues. The Governor's Budget proposed General Fund expenditures of $45.2 billion. The Governor's Budget also proposed Special Fund revenues equal to expenditures, at a level of $13.3 billion.

         The May Revision of the Governor's Budget, released on May 21, 1996 ("May Revision"), updated revenue estimates for the 1996-97 Fiscal Year, reflecting stronger economic activity in the State and thus greater revenue growth. The revised estimate was for $47.1 billion of revenues, still assuming the Governor's tax cut would be enacted, and $46.5 billion of expenditures.

         1996-97 Budget Act

         The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Governor vetoed about $82 million of appropriations (both General Fund and Special Fund). With the signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriates a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The Department of Finance projects that, on June 30, 1997, the State's available internal borrowable (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing will be needed.

         Revenues - The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased over three years), but did approve a 5% cut in bank and corporation taxes, to be effective for income years starting on January 1, 1997. As a result, revenues for the Fiscal Year will be an estimated $550 million higher than projected in the May Revision, and as of October 1996 are estimated to total $47.643 billion, a 3.3 percent increase over the final estimated 1995-96 revenues. Special Fund revenues are estimated to be $13.3 billion.

         Expenditures - The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures. Special Fund expenditures are budgeted at $12.6 billion.

         The following are principal features of the 1996-97 Budget Act:

         1. Proposition 98 funding for schools and community college districts increased by almost $1.6 billion (General Fund) and $1.65 billion total above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2 percent) was funded. The Proposition 98 increases have brought K-12 expenditures to almost $4,800 per pupil (also called per ADA, or Average Daily Attendance), an almost 15% increase over the level prevailing during the recession years. Community colleges will receive an increase in funding of $157 million for 1996-97 out of this $1.6 billion total.

         Because of the higher than projected revenues in 1995-96, an additional $1.1 billion ($190 per K-12 ADA and $145 million for community colleges) was appropriated and retroactively applied towards the 1995-96 Proposition 98 guarantee, bringing K-12 expenditures in that year to over $4,600 per ADA. These new funds were appropriated for a variety of purposes, including block grants, allocations for each school site, facilities for class size reduction, and a reading initiative. Similar retroactive increases totaling $230 million, based on final figures on revenues and State population growth, were made to the 1991-92 and the 1994-95 Proposition 98 guarantees, most of which was allocated to each school site.

         2. The Budget Act assumed savings of approximately $660 million in health and welfare costs which required changes in federal law, including federal welfare reform. The Budget Act further assumed federal law changes in August 1996 which would allow welfare cash grant levels to be reduced by October 1, 1996. These cuts totaled approximately $163 million of the anticipated $660 million savings. See "Federal Welfare Reform" below.

         3. A 4.9 percent increase in funding for the University of California ($130 million General Fund) and the California State University system ($101 million General Fund), with no increases in student fees, maintaining the second year of the Governor's four year "Compact" with the State's higher education units.

         4. The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund. (For purposes of cash flow projections, the Department of Finance expects $540 million of this amount to be received during the 1996-97 fiscal year).

         5. General Fund support for the Department of Corrections was increased by about 7 percent over the prior year, reflecting estimates of increased prison population.

         6. With respect to aid to local governments, the principal new programs included in the Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.

         The Budget Act did not contain any tax increases. As noted, there was a reduction in corporate taxes. In addition, the Legislature approved another one-year suspension of the Renters Tax Credit, saving $520 million in expenditures.

         Federal Welfare Reform - Following enactment of the 1996-97 Budget Act, Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 (P.L. 104-193, the "Law") making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

         The Law requires states to implement the new TANF program not later than July 1, 1997 and provides California approximately $3.7 billion in block grant funds for Fiscal Year 1996-97 for the provisions of the Law. States are allowed to implement TANF as soon as possible and will receive a prorated block grant effective the date of application. The California State Plan is to be submitted in time to allow grant reductions to be implemented effective January 1, 1997 (allowing $92 million of the $163 million referred to in paragraph 2 above to be saved) and to allow the State to capture approximately $267 million in additional federal block grant funds over the currently budgeted level. None of the other federal changes needed to achieve the balance of the $660 million cost savings were enacted. Thus, in lieu of the $660 million savings initially assumed to be saved, it is now projected that savings will total approximately $360 million.

         A preliminary analysis of the Law by the Legislative Analyst's Office indicates that an overall assessment of how these changes will affect the State's General Fund will not be known for some time, and will depend on how the State implements the Law. There are many choices including how quickly the State implements the Law; the degree to which the State elects to make up for cuts in federal aid, provide more aid to counties, or cut some of its own existing programs for noncitizens; and the State's ability to avoid certain penalties written into the Law.

                             ECONOMIC CONSIDERATIONS

         California's economic growth continues to outpace the nation's rate of growth, with the State on a pace to create more than 300,000 new jobs in both 1996 and 1997. Growth continues to be strong in such high-wage industries as electronics, software, motion pictures and multimedia. Double-digit gains in exports are boosting the State's economic performance; growth in manufacturing is bucking the national trend of factory cutbacks; and the aerospace and telecommunications industries are showing signs of job stabilization.

         The State's solid economic growth has translated into a substantial boost in State revenues. For the current year, General Fund revenues are forecast to be more than $1.1 billion above the January forecast, and nearly $1.5 billion above the forecast for 1996-97 for a combined total of more than $2.6 billion. In addition, prior year revenues have been revised upward by more than $100 million. The most significant factor to revenue growth is strength in withholding for the Personal Income Tax, which is resulting from such factors as job growth in high-wage industries and wages increasing faster than the rate of inflation.

         The national economy struggled through much of 1995. Revised gross domestic product (GDP) data shows that growth was less than 1 percent at an annual rate in three of last year's four quarters. But despite a severe winter in the East, continuing federal government shutdowns and a General Motors strike, growth picked up smartly in the first quarter of 1996. The advance estimate places 1996 first quarter growth at a 2.8-percent yearly pace.

         Of particular interest to the State was the continued strength in business and household purchases of computers in early 1996. High-tech spending had been widely expected to slow significantly after a year-end 1995 spurt. There was some slowing: business purchases of computers and related equipment advanced at "only" a 51-percent annual rate in the first quarter, compared to 71-percent real growth in the last three months of 1995.

         Major GDP revisions, released at the end of January, included new methodology which reduces measured growth in "real" or inflation-adjusted GDP. On the new basis, the current 2-percent growth forecast is roughly equivalent to
2.5 percent on the old measurement. Despite this change, the fundamental outlook for the US economy is very similar to the January Budget. Reflecting the realities of recent gasoline and food commodity price hikes, interest rates rose a little more quickly than in the January outlook. Consumer price inflation in 1996 and 1997 is a moderate 0.4 percent higher than in the January forecast.

         The modest rise in interest rates, coupled with unfavorable demographics--the dwindling young-adult population--will continue to dampen homebuilding. The combination of high household debt and rising borrowing costs will also limit new car and light truck sales. Overall, consumer spending will ease from last year's 2.5-percent increase in real terms to around 2 percent by 1997.

         Business investment spending should continue to expand, with a more even balance between equipment and construction. Inventories will be a small drag on growth this year, but should give the economy a small boost in 1997.

         Export prospects remain positive, with Japan's economy now firmly established on a recovery path. Given somewhat slower growth in consumer spending, import growth should continue to lag export gains, leading to a modest improvement in the trade balance.

         Federal government outlays--mainly defense--will continue to decline, only partially offset by growth in state and local purchases. Government spending in gross domestic product excludes transfer payments such as Social Security, Medicare and Medicaid, which will continue to rise.

         California's economy is continuing to thrive even against the background of relatively tepid nationwide economic growth. Nonfarm wage and salary employment growth in the first quarter of 1996 averaged almost 3 percent compared to the year-earlier level. Although job gains in early 1995 were temporarily held back by unusually wet weather, underlying job growth is still in excess of 300,000 jobs a year--a pace which is expected to continue in both 1996 and 1997. Highlights of the California forecast include:

           * Employment growth of 2.7 percent in 1996 and 2.6 percent in 1997, adding 660,000 jobs in two years. Unemployment will decline to less than 7 percent in 1997.

           * Personal income will grow by 6 percent per year, more than matching 1995's underlying 5.8-percent increase. (1995's reported gain of 6.6 percent included 0.8 percent related to recovery from the Northridge earthquake.)

           * Inflation will remain below the national average. Consumer prices are expected to be up 2.7 percent in 1996 and 3.1 percent in 1997. Real incomes, therefore, will rise by more than 3 percent each year.

           * Homebuilding is forecast to increase moderately to 101,000 units in 1996 and 112,000 in 1997. Given continued strong job growth, however, there is considerable upside potential in this forecast. Nonresidential construction is expected to post gains in dollar volume of more than 15 percent both in 1996 and 1997.

         Growth is being driven by a variety of high-technology goods and services, including such traditional California specialties as motion pictures, electronics manufacturing, apparel and tourism, as well as emerging industries such as computer software, multimedia and biotechnology. Booming exports--up 22 percent in 1995 on top of a 15-percent gain in 1994--are playing a role in virtually every facet of the State's economy.

         Most of these growth industries are in high-wage sectors as well. Wages in electronics average more than $45,000 per year; in motion picture production, more than $50,000; and in the software and multimedia industries, almost $60,000. All of these are export industries and many are service jobs--a fact which should put to rest the notion that jobs in the services sector are somehow inferior to those in manufacturing.

         Manufacturing is also contributing to California's recovery. The State continues to buck the national trend in factory jobs. Over the last year, California manufacturers have added almost 30,000 jobs, while factories nationwide cut payrolls by over 300,000.

         Moreover, several of the State's "restructuring" industries are showing signs of stabilization and even growth. Aerospace job losses have virtually ceased, partly reflecting an upturn in commercial aircraft orders. While jobs in the aircraft, missiles and space, and navigation instruments industries may drift slightly lower in the months ahead, the industry is no longer a drag on the State's economy and can realistically look forward to the beginnings of recovery in the next year or two. In telecommunications, gains in "wireless" (cellular) systems are now offsetting losses in traditional telephone activity.

         Improved prospects for these and other industries in the State are important, since the explosive growth in several of the newer industries will not be sustained indefinitely. At the same time, concerns that a major slowdown in the electronics industry is imminent are also overstated, as evidenced by continued strength in computer sales during 1996's first quarter.

         Compared to the January forecast, the employment outlook is little changed, with 1996's job gain virtually identical to the January figure, and 1997 boosted by about 33,000. Personal income estimates for 1995 were about 1 percent less than forecast in January, and although growth is slightly higher in the current 1996 and 1997 forecast, income averages about $3.5 billion or 0.5 percent less than projected in January.

LITIGATION

         The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. Following are some of the more significant lawsuits against the State:

         The State is involved in a lawsuit, Thomas Hayes v. Commission on State Mandates, related to State-mandated costs. The action involves an appeal by the Director of Finance from a 1984 decision by the State Board of Control (now succeeded by the Commission on State Mandates (Commission)). The Board of Control decided in favor of local school districts' claims for reimbursement for special education programs for handicapped students. The case was then brought to the trial court by the State and later remanded to the Commission for redetermination. The Commission has since expanded the claim to include supplemental claims filed by seven other educational institutions; the issuance of a final consolidated decision is anticipated sometime after September 1996. To date, the Legislature has not appropriated funds. The liability to the State, if all potentially eligible school districts pursue timely claims, has been estimated by the Department of Finance at over $1 billion.

         The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, People of the State of California v. J.B. Stringfellow, Jr. et al., the State is seeking recovery for the past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts. Because the State is the present owner of the site, the State may be found liable. Present estimates of the cleanup range from $200 million to $800 million.

         The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court has found liability in inverse condemnation and awarded damages of $500,000 to 12 sample plaintiffs. The State's potential liability to the remaining 3,000 plaintiffs from claims filed ranges from $800 million to $1.5 billion. An appeal has been filed.

         The State is a defendant in Parr, et al. v. State of California where a number of State employees filed a complaint in federal court claiming that payment of wages in registered warrants violated the Fair Labor Standards Act
(FLSA) on the premise that registered warrants were neither cash nor cash equivalents. The parties entered into a Settlement Agreement, which has been approved by the Court, and is reflected in a Judgment entered by the Court. Under the terms of the Judgment, a maximum of $1.3 million will be paid to eligible separated State employees and approximately $1 million will be paid in statutory attorney's fees and costs. In addition, eligible current State employees will receive employee leave, in an amount presently not quantified.

         The State has settled Pearce Investments, Ltd. et al. v. Franchise Tax Board and related cases for $20 million, and the litigation has been dismissed.

         The State is a defendant in two lawsuits challenging the transfer of monies from special fund accounts within the State Treasury to the State's General Fund pursuant to the Budget Acts of 1991, 1992, 1993, and 1994. Plaintiffs in the case of Malibu Video Systems, et al. v. Kathleen Brown, et al. allege in the State court action that the monetary transfers violated various State statutes and provisions of the State constitution. In the companion federal case, plaintiffs allege that the monetary transfers violated the Equal Protection Clause of the United States Constitution. In the consolidated State case of Malibu Video Systems, et al. v. Kathleen Brown and Abromovitz, et al. v. Wilson, et al., a stipulated judgment has been entered requiring return of $119 million plus interest to specified special funds over a period of up to five years beginning in fiscal year 1996-97. The federal cases will be dismissed.

         The State is a defendant in California State Employees Association v. Wilson, where the petitioners are challenging several budget appropriations in the 1994 and 1995 budget acts. The appropriations mandate the transfer of funds from the State Highway Account to the General Fund to reimburse the General Fund for debt service costs on two rail bond measures. The petitioners contend that the transfers violate the bond acts themselves and are requesting the moneys be returned. The loss to the State's General Fund could be up to $227 million.

         In a similar case, Professional Engineers in California Government v. Wilson, the petitioners are challenging several appropriations in the 1993, 1994, and 1995 Budget Acts. The appropriations mandate the transfer of approximately $262 million from the State Highway Account and $113 million from the Motor Vehicle Account to the General Fund and appropriate approximately $6 million from the State Highway Account to fund a highway-grade crossing program administered by the Public Utilities Commission. Petitioners contend that the transfers violate several constitutional provisions and request that the moneys be returned to the State Highway Account and Motor Vehicle Account.

         The State is a defendant in Just Say No To Tobacco Dough Campaign v. State of California, where the petitioners challenge the appropriation of approximately $166 million of Proposition 99 funds in the Cigarette and Tobacco Products Surtax Fund for fiscal years 1989-90 through 1994-95 for programs which were allegedly not health education or tobacco-related disease research. If the State loses, the General Fund and funds from other sources would be used to reimburse the Cigarette and Tobacco Products Surtax for approximately $166 million

         The appellate court in February 1996 affirmed the trial court finding of State liability in Akins v. State of California, litigation involving the results of 1986 flooding in Sacramento and Sutter Counties. In April 1996 the California Supreme Court granted the State's petition for review; briefing is in progress. Patero et al. v. State of California, the 1986 Yuba River flood cases are currently before the appellate court on liability issues only. Briefing is not expected to be completed until early 1997. A portion of the damages litigation is set for trial in October 1996.

         A federal Court of Appeals in the case of Deanna Beno, et al. v. Donna Shalala, et al., reversing a trial court ruling in favor of the State, determined in July 1994 that the Secretary of the United States Department of Health and Human Services violated the federal Administrative Procedure Act when she approved California's Assistance Payment Demonstration Project, which, in part, granted California a waiver from complying with requirements for State participation in the federal program for medical assistance (Medicaid). The waiver had allowed California to reduce payments under the Aid to Families with Dependent Children program (AFDC) below 1988 payment levels without violating Medicaid requirements relating to maintenance of AFDC payment levels. The Court of Appeals remanded to the trial court with instructions to remand the demonstration project to the Secretary for additional consideration of objections raised by the plaintiffs. The State submitted a renewed waiver request to the Secretary, which was granted in early 1996.

         One of the features of the 1994-95 Budget Act was a 2.3 percent reduction in AFDC payments. In Welch v. Anderson, on August 19, 1994, the San Francisco Superior Court issued a preliminary injunction against the California Director of Social Services to prevent the 2.3 percent AFDC cuts from becoming effective September 1, 1994. The case has been appealed, and on August 16, 1995, the appellate court upheld the issuance of the preliminary injunction. The case on the merits remains pending. Due to the approved federal waiver noted in the previous paragraph, the preliminary injunction has been lifted and the grant reduction has been implemented.

         The State is also a respondent/defendant in two additional cases filed by the American Lung Association and Americans for Nonsmokers' Rights (American Lung Association v. Wilson; Americans for Nonsmokers' Rights v. State of California). These cases challenge the amendment of statutes prescribing specific percentages of tobacco tax revenues to be placed in accounts to be used for health education and research programs, as well as the appropriation of approximately $63 million in tobacco tax funds for medical treatment programs, pursuant to legislation enacted in July 1995. In September 1995, the Sacramento County Superior Court issued preliminary injunctions, confirming an earlier temporary restraining order, prohibiting the State from issuing, negotiating or processing warrants from the challenged appropriations. The State has appealed the Court's rulings. A hearing on the appeal is anticipated to be scheduled, which the State will contest.

         In the case of Board of Administration, California Public Employees' Retirement System, et al. v. Pete Wilson, Governor, et al., plaintiffs challenged the constitutionality of legislation which deferred payment of the State's employer contribution to the Public Employees' Retirement System beginning in Fiscal Year 1992-93. On January 11, 1995, the Sacramento County Superior Court entered a judgment finding that the legislation unconstitutionally impaired the vested contract rights of PERS members. The judgment provides for issuance of a writ of mandate directing State defendants to disregard the provisions of the legislation, to implement the statute governing employer contributions that existed before the changes in the legislation found to be unconstitutional, and to transfer to PERS the 1993-94 and 1994-95 contributions that are unpaid to date. The State defendants have appealed.

         In Jernigan & Burleson v. State, filed in federal district court, the prison inmate plaintiffs claim they are entitled to minimum wages while working for the Prison Industry Authority. The inmates claim the State has violated the Fair Labor Standards Act (the "FLSA"). Plaintiffs are seeking back pay for the period from August 1990 onward, and liquidated damages, for a total of approximately $350 million. In June 1995, the district court ruled that the inmates are not employees under the FLSA. The inmates appealed to the Ninth Circuit Court of Appeals, which affirmed the District Court decision holding that the inmates are not employees under the FLSA. The inmates have filed a Petition for Rehearing and a Petition for Hearing En Banc with the Ninth Circuit.

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


LANDMARK CALIFORNIA TAX FREE RESERVES

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge,  President*
H.B. Alvord
Elliott J. Berv
Mark T. Finn
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
Walter E. Robb, III
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

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INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
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6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
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LEGAL COUNSEL
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